                                                                          [LOGO]

                      QUARTERLY SUPPLEMENTAL DISCLOSURE
                               MARCH 31, 2002

                              Table of Contents
                                                                            Page
                            Section I - Overview


Company Information                                                          2

First Quarter 2002 Highlights                                                3

Portfolio Snapshot                                                           4

Organizational Chart                                                         5

Management Team                                                              6

                        Section II - Net Asset Valuation

Net Asset Value                                                              7

                      Section III - Financial Information

Market Capitalization                                                        9

Shareholder Information                                                     10

Operating Statements - Current v. Historical                                11

Operating Statements - By Segment                                           12

Net Operating Income - Same Property Performance                            13

Funds from Operations                                                       14

Balance Sheets                                                              15


Selected Operating Ratios                                                   16

Debt Analysis - Wholly Owned and Unconsolidated Subsidiaries                17

Debt Maturity Schedule                                                      19

Unencumbered Properties                                                     20

                       Section IV - Portfolio information

Portfolio Overview - By Region and Property Type                            21

Commercial Properties by Region - Summary                                   22

Commercial Properties by Region - Detail                                    23

Top 25 Tenants                                                              27

Anchor Tenant Summary                                                       28

Lease Expirations                                                           32

Residential Properties                                                      36

Properties under Redevelopment                                              37


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                               Company Information

Acadia Realty Trust ("Acadia"), is a fully integrated and self-managed real estate investment trust focused primarily on the ownership, acquisition, redevelopment and management of neighborhood and community shopping centers. All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 87% controlled by Acadia.

Acadia currently owns or has an ownership interest in 35 properties, consisting of 32 neighborhood and community shopping centers and three multi-family properties, all located in the Eastern and Midwestern regions of the United States. Two of the above shopping centers are currently under redevelopment.


Corporate Headquarters          20 Soundview Marketplace            Investor Relations        Jon Grisham
                                Port Washington, NY 11050-2221                                Vice President
                                                                                              (516) 767-8830 ext. 342
                                                                                              jgrisham@acadiarealty.com

New York Stock Exchange         Symbol AKR                          Web Site                  www.acadiarealty.com

                                                                          [LOGO]

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                              Quarterly Highlights

--------------------------------------------------------------------------------

"We are now seeing the results of our successful turnaround program. As a result of the completion of our non-core disposition program, we now have a strong portfolio of well-located shopping centers anchored by supermarkets and discount retailers. Our balance sheet is solid with sufficient capital to keep it strong. Even with our recent dividend increase, our payout ratio is below 55%, which is conservative among our peer group. With our core portfolio serving as the foundation for our internal growth and our acquisition joint venture serving as the vehicle for our external growth, we are extremely well-positioned for the future."

                                                        - Kenneth Bernstein, CEO
--------------------------------------------------------------------------------

o Funds from Operations ("FFO") were $0.37 per share for the quarter ended March 31, 2002, which includes $0.13 of lease termination income. After adjusting for this non-recurring income, first quarter 2002 FFO of $0.24 increased 20%, or $0.04, over first quarter 2001 FFO of $0.20 per share.

o Completed the Company's non-core property disposition initiative with the sale of a shopping center in January 2002 and the sale of a 17-property portfolio ("Morgan Stanley Portfolio") in April 2002.

     In April, the Company sold a 17-property portfolio, which brings the non-core disposition program to a successful conclusion. The portfolio consists of 17 retail properties, which are cross-collateralized in a securitized loan program and in the aggregate contain approximately 2.3 million square feet; 10 located in Pennsylvania and seven in various southeastern states from Virginia to Florida. The properties represented approximately 25% of the Company's total property square footage but less than 5% of Acadia's total net asset value. Acadia will be retaining a senior, preferred interest in the owning entity. This sale followed the January 2002 sale of the Union Plaza, a 218,000 square foot shopping center located in New Castle, Pennsylvania.

o    Same property NOI increased 2.2% year-over-year.

     Within the Company's portfolio of operating properties, March 31, 2002 occupancy was 89.4%. This compares with 90.8% as of December 31, 2001 and 91.6% for the quarter ended March 31, 2001. Despite the decline in occupancy, same property net operating income for the portfolio increased 2.2% year over year. This was primarily attributable to scheduled increases in contractual tenant rents and a reduction in property operating expenses due to a comparatively milder winter in 2002, which combined to outweigh the loss of rent associated with occupancy declines.

o Increased the dividend 8%, from $0.12 to $0.13, commencing the first quarter 2002.

o Completed a "Dutch Auction" share buyback by repurchasing 5,523,974 shares at $6.05 per share.

     During the first quarter 2002, the Company completed a "Dutch Auction" buyback of its common shares whereby it repurchased approximately 5.5 million shares at a price of $6.05 per share for a total of $33.4 million. The buyback was financed primarily through proceeds from asset sales and two new credit facilities, a $23 million facility with Fleet Bank and a $26 million facility with Dime Savings Bank. To date, the Company has drawn a total of $28.4 million against these two facilities with remaining capacity of $20.6 million available, of which $3 million is conditioned on future leasing achievements at the mortgage properties.

                                                                          [LOGO]
                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002


                               Portfolio Snapshot



         [GRAPIC - MAP OF THE EASTERN UNITED STATES SHOWING LOCATIONS]

                                                                          [LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

                                 Management Team

       -----------------------------------------------------------------------------------------------------
                                                   Kenneth F. Bernstein
                                                  Chief Executive Officer
                                                        and President
       -----------------------------------------------------------------------------------------------------
      /                  /                  /                |                \                             \
     /                  /                  /                 |                 \                             \
    /                  /                  /                  |                  \                             \
    |                  |                  |                  |                  |                             |
------------  ------------------  -------------------  ----------------  -----------------        --------------------
                                                                                                       Finance and
Acquisitions     Leasing and            Property        Construction          Legal                       Asset
                Redevelopment          Management                                                       Management
------------  ------------------  -------------------  ----------------  -----------------        --------------------
    |                 |                  |                  |                  |                           |
    |                 |                  |                  |                  |                           |
------------  ----------------    -------------------  ----------------  -----------------        --------------------
Joel Braun       Timothy J.             Joseph           Joseph Hogan        Robert                     Perry
  Sr. VP,          Bruce              Napolitano        Sr. VP, Dir. of      Masters                   Kamerman
Acquisitions  Sr. VP, Dir. of       Sr. VP, Property     Construction     Sr. VP, General            Sr. VP, Chief
------------    Leasing and           Management       ----------------      Counsel                Financial Officer
               Redevelopment      -------------------                    -----------------       |-------------------|
              ----------------           |                                     |                 |                   |
                     |                   |                                     |                 |                   |
                     |                   |                                     |                 |                   |
             -------------------  -------------------                    -----------------  --------------       -------------------
              Joseph Povinelli         Robert                               Carol Smrek       Maggie Hui             Jon Grisham
                 VP, Leasing          Scholem                               VP, Counsel     VP, Controller          VP, Dir. of
             -------------------     VP, Property                        -----------------  --------------       Financial Reporting
                                      Management                                                |                -------------------
                                  -------------------                                           |
                                                                                                |
                                                                                           ----------------
                                                                                           Richard Hartmann
                                                                                             VP, Assistant
                                                                                              Controller
                                                                                           ----------------

                                                                          [LOGO]

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002
                            Executive Management Team

Ross Dworman                         Chairman of the Board           Mr. Dworman assists with long-term strategic planning for the
                                                                     Company. Mr. Dworman was President and Chief Executive Officer
                                                                     of RD Capital, Inc. from 1987 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming Acadia
                                                                     Realty Trust. From 1984 to 1987, Mr. Dworman was an associate at Odyssey Partners, L.P., a hedge fund engaged in leveraged buy-outs and real estate investment, and from 1981 until 1984, he was a Financial Analyst for Salomon, Inc. Mr. Dworman
                                                                     received his Bachelor of Arts Degree from the University of
                                                                     Pennsylvania.

Kenneth F. Bernstein              Chief Executive Officer and        Mr. Bernstein is responsible for strategic planning as well as
                                            President                overseeing all day to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of RD Capital, Inc. from
                                                                     1990 until the merger of RD Capital with Mark Centers Trust in
                                                                     August of 1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of
                                                                     RD Capital and its management companies, Acadia Management
                                                                     Company LLC and Sound View Management LLC. Prior to joining RD
                                                                     Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of
                                                                     Vermont and his Juris Doctorate from Boston University School of Law.

Joel Braun                           Senior Vice President,          Mr. Braun is responsible for the sourcing and financial
                                          Acquisitions               analysis of acquisition properties for Acadia. Previously, Mr.
                                                                     Braun was Director of Acquisitions and Finance for Rosenshein
                                                                     Associates, a regional shopping center developer based in New
                                                                     Rochelle, New York. During this time, Mr. Braun was
                                                                     instrumental in the initiation and formation of Kranzco Realty
                                                                     Trust, a publicly traded REIT. Mr. Braun holds a Bachelor's in
                                                                     Business Administration from Boston University and a Master's
                                                                     Degree in Planning from John Hopkins University.

Timothy J. Bruce                     Senior Vice President,          Mr. Bruce joined Acadia Realty Trust in December 1998 as
                                      Director of Leasing            Senior Vice President, Director of Leasing. Mr. Bruce has more than 14 years of redevelopment and leasing experience. From
                                                                     April 1996 until joining Acadia Realty in December 1998, Mr.
                                                                     Bruce served as Vice President of the Strip Center Leasing
                                                                     Department at Pennsylvania Real Estate Trust where he was
                                                                     responsible for coordinating all leasing activity for the 4.5 million square foot strip center portfolio. From 1985 to 1996,
                                                                     Mr. Bruce was with Equity Properties and Development, L.P. as
                                                                     Senior Vice President, Real Estate. His responsibilities
                                                                     included the management of the day-to-day activities of the
                                                                     Real Estate, Construction, and Merchant Coordination
                                                                     Departments. Mr. Bruce received a Bachelor of Arts Degree from the University of Illinois at Chicago School of Architecture
                                                                     and a Masters of Management from the J. L. Kellogg Graduate
                                                                     School of Business at Northwestern University.

Joseph Hogan                         Senior Vice President,          Most recently, Mr. Hogan served as Vice President with Kimco
                                    Director of Construction         Realty Corporation (NYSE:KIM), where he was responsible for business development and management of all retail and
                                                                     commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to joining
                                                                     Kimco, he was with Konover Construction Company, a subsidiary of Konover & Associates located in West Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.

Perry Kamerman                       Senior Vice President,          Mr. Kamerman oversees all the financial activities and asset
                                    Chief Financial Officer          management functions. Previously, he was the Chief Financial
                                                                     Officer of RD Capital, Inc. and its affiliates from 1995 until the merger of RD Capital with Mark Centers Trust in August of
                                                                     1998, forming Acadia Realty Trust. From 1984 to 1994, Mr.
                                                                     Kamerman served as the Controller and the Director of Asset
                                                                     Management for the American Continental Properties Group, an
                                                                     international real estate investment and development firm
                                                                     whose assets exceeded $1 billion. Prior to this, he was an audit manager at E&Y Kenneth Leventhal Real Estate Group. Mr.
                                                                     Kamerman is a Certified Public Accountant and received a
                                                                     Bachelor of Science in Accounting from the City University of
                                                                     New York in 1977.

Robert Masters, Esq.                 Senior Vice President,          Prior to joining Acadia in December 1994, Mr. Masters was
                                        General Counsel,             General Counsel for API Asset Management for over five years,
                                      Corporate Secretary            Senior Vice President Deputy General Counsel for European
                                                                     American Bank from 1985 to 1990, and Vice President and
                                                                     Counsel for National Westminster Bank from 1977 to 1985. Mr.
                                                                     Masters received his Bachelor of Arts from the City University of New York and a J.D. from New York University Law School.
                                                                     Mr. Masters is also a member of the New York Bar.


Joseph M. Napolitano,                Senior Vice President,          Mr. Napolitano is responsible for overseeing the retail
CPM                                    Director of Retail            property management department for Acadia Realty Trust. Prior
                                      Property                       to joining Acadia in 1995, Mr. Napolitano was employed by
                                                                     Rosen Associates Management Corp. as a Senior Property Manager
                                                                     Management overseeing a national portfolio of community
                                                                     shopping centers, and Roebling Management Co. as a Property
                                                                     Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a Bachelor's in
                                                                     Business Administration from Adelphi University, Garden City,
                                                                     NY; and is a Certified Property Manager by the Institute of
                                                                     Property Management (IREM). Mr. Napolitano is also a member of the New York State Association of Realtors (NYSAR)
                                                                     International Council of Shopping Center (ICSC), Commercial
                                                                     Investment Real Estate Institute (CIREI), and the Building
                                                                     Owners and Managers Institute (BOMI).

                                                                          [LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                              DECEMBER 31, 2001 (1)

                             Net Asset Value ('NAV')
                (amounts in thousands, except per share amounts)

                                                                                                     Redevelopments
                                                                                            ---------------------------------
                                             Notes                    Total                 Stabilized Completed  In Progress  Sold
                                             -----                    -----                 ---------------------------------------
Number of Properties                                                        57                       31        2        2       22

Net Operating income ("NOI") for
  the year ended December 31, 2001
    Wholly-owned properties                     (2)                $    55,024              $    38,595   $  878  $ 1,278  $14,273
    Pro-rata share of unconsolidated
      joint ventures                            (2)                      2,489                    2,489       --       --       --
                                                                   -----------              -----------   ------  -------  -------
         Total NOI                                                      57,513                   41,084      878    1,278   14,273

Less adjustments to NOI:
    Redevelopments in progress                                          (1,278)                      --       --   (1,278)      --
    Properties sold
      - Sold during 2001                                                (5,222)                      --       --       --   (5,222)
      - Sold in January 2002                    (3)                       (562)                      --       --       --     (562)
      - Currently under contract for sale       (4)                     (8,489)                      --       --       --   (8,489)
    Other adjustments of NOI                    (5)                        643                     (237)     880       --       --
                                                                   -----------              -----------   ------  -------  -------
ADJUSTED PUBLIC BASIS NOI                       (6)                     42,605                   40,847    1,758       --       --

Structural reserves                             (7)                     (1,498)                  (1,460)     (38)      --       --
Imputed management fees (4%)                                            (2,387)                  (2,294)     (93)      --       --
                                                                   -----------              -----------   ------  -------  -------
PRIVATE BASIS NOI                                                  $    38,720              $    37,093   $1,627  $    --  $    --
                                                                   ===========              ===========   ======  =======  =======

CAP RATE RANGES USED FOR VALUATION
 (Excluding redevelopments in progress):        (8)
   Private Basis                                          9.75%          10.00%       10.25%       10.50%
   Equivalent Public Basis                               10.73%          11.00%       11.28%       11.55%
                                                   -----------     -----------  -----------  -----------

Gross market value of real estate
 (excluding redevelopments in progress)                397,128         387,200      377,756      368,762
Redevelopment properties                        (9)     27,215          27,215       27,215       27,215
Value of other net assets                      (10)     67,794          67,794       67,794       67,794
Net proceeds (net of debt) from January 2002
  sale and anticipated sale of properties
  under contract                              (3,4)     13,150          13,150       13,150       13,150
                                                   -----------     -----------  -----------  -----------

GROSS MARKET VALUE OF ASSETS                           505,287         495,359      485,915      476,921

Mortgage debt - Consolidated properties
  (Exlcuding debt related to assets under
     contract)                                  (4)   (218,969)       (218,969)    (218,969)    (218,969)
     - Unconsolidated Joint Ventures                   (16,725)        (16,725)     (16,725)     (16,725)

Preferred equity and Minority interest
  in majority owned partnerships                        (4,700)         (4,700)      (4,700)      (4,700)
                                                   -----------     -----------  -----------  -----------

NET MARKET VALUE OF ASSETS (before stock
  buyback)                                             264,893         254,965      245,521      236,527
Cost of stock buyback (including $200 of
  associated costs)                                    (33,620)        (33,620)     (33,620)     (33,620)
                                                   -----------     -----------  -----------  -----------

NET MARKET VALUE OF ASSETS (after stock
  buyback)                                             231,273         221,345      211,901      202,907

Outstanding Common Shares and O.P. Units
  (after stock buyback)                             28,386,298      28,386,298   28,386,298   28,386,298
                                                   -----------     -----------  -----------  -----------
NAV PER COMMON SHARE                           (6) $      8.15     $      7.80  $      7.46  $      7.15
                                               ==  ===========     ===========  ===========  ===========


See the following page for the notes to this schedule

                                                                          [LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

                             Net Asset Value ('NAV')
                (amounts in thousands, except per share amounts)



Notes:

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 2001. NAV is computed at the end of each year and will be updated during the year only if a material change in any determinant of NAV occurs. The computation of NAV as discussed herein is based upon the current capitalization rates for real property. These rates are subject to future changes based on market conditions, which may result in a lower or higher NAV.

(2) NOI's exclude an aggreagate $774 of straight-line rents (net of write-offs).

(3) In January of 2002, the Company sold the Union Plaza for a net $4.2 million. There was no mortgage debt associated with this property.

(4) As of December 31, 2001, the Company had seventeen shopping centers under contract for sale, which were subject to a cross- collateralized, $42,639 securitized loan. Subsequent to year-end, the Company completed this sale. This sale was completed in April 2002.

(5)  Represents adjustments for major anchor tenant movement during 2001.

(6) NAV excludes any transaction costs associated with any actual sales of the properties, other than those listed as "sold or under contract".

(7) Structural reserves represent a $0.20 per square foot replacement reserve for retail properties and $300 per unit reserve for residential properties.

(8) The above capitalization rates are based on those currently in place and are subject to future changes.

(9)  Redevelopment properties are valued at their current net book value.

(10) Value of other net assets at December 31, 2001 were comprised of the following:

Cash and cash equivalents                                              $ 34,138
Cash in escrow                                                            5,246
Rents receivable, net of allowance and unbilled (straight-line) rent      3,252
 of $3,862
Note Receivable                                                          34,757
Prepaid expenses                                                          2,308
Other Assets (Less Furn. & Fixt. And other intangible)                    1,810
Other items, primarily pro-rata share of net working capital
 from unconsolidated joint ventures                                         345
Accounts payable and accrued expenses                                    (5,349)
Distributions payable                                                    (4,119)
Due to related parties                                                     (107)
Other liabilities                                                        (4,487)
                                                                       --------
                                                                       $ 67,794
                                                                       ========

                                                                          [LOGO]

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                           Total Market Capitalization



                                                                    Percent of
                                       Percent of                  Total Market
                                      Total Equity                Capitalization
                                      ------------                --------------
Total Common Shares Outstanding         86.0%        24,700,328      (2)
Common O.P. Units                       13.0%         3,723,080
                                                  -------------

Combined Common Shares and O.P. Units                28,423,408

Market Price at March 31, 2002                           $ 6.95
                                                  -------------

Equity Capitalization - Common Shares
   and O.P. Units                                   197,542,686

Preferred O.P. Units - at cost (2)        1.0%        2,212,000
                                        -----     -------------

Total Equity Capitalization             100.0%      199,754,686        43.3%
                                        =====

Debt Capitalization                                 261,403,914        56.7%
                                                  -------------       -----

Total Market Capitalization                       $ 461,158,599       100.0%
                                                  =============       =====


                                            As adjusted for subsequent reduction in outstanding debt (1)


                                                                                                 Percent of
                                                               Adjusted          Percent of     Total Market
                                        Adjustment(1)           Totals          Total Equity   Capitalization
                                        -----------             ------          ------------   --------------

Total Common Shares Outstanding                                24,700,328          86.0%
Common O.P. Units                                               3,723,080          13.0%
                                                            -------------

Combined Common Shares and O.P. Units                          28,423,408

Market Price at March 31, 2002                                     $ 6.95
                                                            -------------


Equity Capitalization - Common Shares
   and O.P. Units                                             197,542,686

Preferred O.P. Units - at cost (2)                              2,212,000           1.0%
                                                            -------------         -----

Total Equity Capitalization                                   199,754,686         100.0%           47.7%
                                                                                  =====

Debt Capitalization                      (42,438,254)         218,965,660                          52.3%
                                                            -------------                         -----

Total Market Capitalization                                 $ 418,720,346                         100.0%
                                                            =============                        =====

Total Market Capitalization as of       Total Market Capitalization as Adjusted
        March 31, 2002                                    Above

         [PIE CHART]                                   [PIE CHART]

Variable Rate Debt* 23.1%                    Variable Rate Debt* 25.4%
Fixed-Rate Debt*    33.6%                    Fixed-Rate Debt*    26.9%
Common Shares       37.2%                    Common Shares       41.0%
Common O.P. Units    5.6%                    Common O.P. Units    6.2%
Preferred O.P. Units 0.5%                    Preferred O.P. Units 0.5%

* Fixed-rate debt includes $50 million of notional principal fixed through swap transactions and conversely, variable-rate debt excludes this amount.


Weighted Average Outstanding Common Shares and O.P. Units

                                                                               Common
                                                                               Shares               O.P. Units       Total
                                                                               ------               ----------       -----
Quarter ended March 31, 2002 - Primary and Diluted                           26,376,443              4,379,309      30,755,753

Quarter ended March 31, 2001 - Primary and Diluted                           28,091,479              6,804,144      34,895,623


Notes:

(1) As of March 31, 2002, the Company had seventeen shopping centers under contract for sale, which were subject to a cross-collateralized, $42,638,672 securitized loan. The sale was completed and the debt was assigned to the buyer in April 2002

(2) As of March 31, 2002, the Company had purchased 1,928,432 shares (net of reissuance of 123,173 shares) under its Stock Repurchase

(3) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred O.P. Units which are reflected above at their stated cost of $1,000 per unit.

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                             Shareholder Information


Ten Largest Institutional/Non-Retail Shareholders (1)                Percent of Out-
                                                          Common     standing Common
Shareholder                                             Shares Held      Shares
-----------                                             -----------      ------
Yale University (2)                                       8,421,759       34.1%
Rothschild Realty Investors II L.L.C                      2,275,167        9.2%
Stanford University                                       2,133,333        8.6%
Harvard Private Capital Realty, Inc.                      2,000,000        8.1%
The Vanderbilt University                                 1,346,647        5.5%
Carnegie Corporation of New York                            942,653        3.8%
CS First Boston Inc.                                        449,954        1.8%
Yale University Retirement Plan                             403,994        1.6%
First Manhattan Capital Management                          350,205        1.4%
Barclays Global Investors                                   198,715        0.8%
                                                         ----------       ----
Total of Ten Largest Institutional Shareholders          18,522,427       75.0%
                                                         ==========       ====
Total of all Institutional Shareholders                  19,605,581       79.4%
                                                         ==========       ====


                  Total Share/O.P. Unit Ownership (Combined) (2)

                                  [PIE CHART]

o    Institutional Share & O.P. Unit Holders 76%

o    Retail Shareholders 18%

o    Employee/Director O.P. Unitholders 4%

o    Other O.P. Unitholders 2%


                              Operating Partnership
                                Unit Information


                                                                   Percent
                                                             of Total O.P. Units
                                                             -------------------

Institutional O.P. Unit Holders           1,980,950                 53.2%
Employee/Director O.P. Unit Holders       1,088,641                 29.2%
Other O.P. Unit Holders                     653,489                 17.6%
                                          ---------                -----

Total O.P. Units                          3,723,080                100.0%
                                          =========                =====


(1)  Based on Schedule 13F filings with the U.S. Securities and Exchange
     Commission

(2) The Company and Yale University have established a voting trust whereby all shares that Yale University owns in excess of 30% of the Company's outstanding Common Shares, will be voted in the same proportion (excluding
     Yale) as all other shares voted,

                                                                          [LOGO]

                    QUARTERLY SUPPLEMENTAL DISCLOSURE
                              MARCH 31, 2002


         Statements of Operations - Including Joint Venture Activity (1)
                         Current vs. Historical Quarter
                                 (in thousands)

                                                                ---------------------------------------------
                                                                              Current Quarter

                                                                                  3 months
                                                                               ended March 31,
                                                                                    2002
                                                                ---------------------------------------------
                                                                                       Discontinued
                                                                Wholly Owned   JV's(2) Operations (3)  Total
                                                                ------------   ------  --------------  -----
PROPERTY REVENUES
Minimum rents                                                     $ 12,066    $   602    $  2,389    $ 15,057
Percentage rents                                                       319         45         221         585
Expense reimbursements                                               2,691        209         467       3,367
Other property income                                                  226         10          21         257
                                                                  --------    -------    --------    --------
                                                                    15,302        866       3,098      19,266
                                                                  --------    -------    --------    --------
PROPERTY EXPENSES
Property operating                                                   2,774         98         588       3,460
Real estate taxes                                                    2,040        155         412       2,607
                                                                  --------    -------    --------    --------
                                                                     4,814        253       1,000       6,067
                                                                  --------    -------    --------    --------
NET OPERATING INCOME - PROPERTIES                                   10,488        613       2,098      13,199


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                         (875)        --          --        (875)
General and administrative                                          (1,450)        --          --      (1,450)
Lease termination income                                             3,800         --          --       3,800
Interest income                                                        375         --          66         441
Management income                                                      331         --          --         331
Other property management fees                                         (40)        --          --         (40)
Straight-line rent (net of write-offs)                                 278        (16)          3         265
Other income                                                            82         --          --          82
                                                                  --------    -------    --------    --------
EBIDTA                                                              12,989        597       2,167      15,753

Depreciation and amortization                                       (3,745)      (164)       (850)     (4,759)
Interest expense                                                    (2,876)      (315)       (941)     (4,132)
Impairment of real estate                                               --         --          --          --
Gain on sale of properties                                              --         --       1,375       1,375
                                                                  --------    -------    --------    --------
Income before extraordinary item, minority interest and
  cumulative effect of a change in accounting principal              6,368        118       1,751       8,237

Extraordinary item - Loss on early extinguishment of debt               --         --          --          --
Minority interest                                                   (1,030)        --        (741)     (1,771)
Cumulative effect of a change in accounting principal (FAS 133)         --         --          --          --
                                                                  --------    -------    --------    --------
NET INCOME                                                        $  5,338    $   118    $  1,010    $  6,466
                                                                  ========    =======    ========    ========


                                                                               Historic Quarter

                                                                                   3 months
                                                                                ended March 31,
                                                                                     2002
                                                                 ---------------------------------------------
                                                                                        Discontinued
                                                                 Wholly Owned   JV's    Operations (3)  Total
                                                                 ------------   ------  --------------  -----
PROPERTY REVENUES
Minimum rents                                                     $ 12,100    $   609    $  5,109    $ 17,818
Percentage rents                                                       415         64         317         796
Expense reimbursements                                               3,264        236         645       4,145
Other property income                                                  186         15          40         241
                                                                  --------    -------    --------    --------
                                                                    15,965        924       6,111      23,000
                                                                  --------    -------    --------    --------
PROPERTY EXPENSES
Property operating                                                   3,750        125       1,503       5,378
Real estate taxes                                                    2,184        152         616       2,952
                                                                  --------    -------    --------    --------
                                                                     5,934        277       2,119       8,330
                                                                  --------    -------    --------    --------
NET OPERATING INCOME - PROPERTIES                                   10,031        647       3,992      14,670


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                         (905)        --          --        (905)
General and administrative                                          (1,189)        --          --      (1,189)
Lease termination income                                                --         --          --          --
Interest income                                                        133         --          37         170
Management income                                                      106         --          --         106
Other property management fees                                         (40)        --         (40)
Straight-line rent (net of write-offs)                                 230         (3)          7         234
Other income                                                            --         --          --          --
                                                                  --------    -------    --------    --------
EBIDTA                                                               8,366        644       4,036      13,046

Depreciation and amortization                                       (3,520)      (164)     (1,444)     (5,128)
Interest expense                                                    (3,703)      (328)     (1,575)     (5,606)
Impairment of real estate                                               --         --          --          --
Gain on sale of properties                                              --         --          --          --
                                                                  --------    -------    --------    --------
Income before extraordinary item, minority interest and
  cumulative effect of a change in accounting principal              1,143        152       1,017       2,312

Extraordinary item - Loss on early extinguishment of debt             (140)        --          --        (140)
Minority interest                                                     (242)        --        (198)       (440)
Cumulative effect of a change in accounting principal (FAS 133)       (149)        --          --        (149)
                                                                  --------    -------    --------    --------
NET INCOME                                                        $    612    $   152    $    819    $  1,583
                                                                  ========    =======    ========    ========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's for the corresponding periods.

(2) The Company currently participates in two JV's. The first is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. During the 4th quarter of 2001, the Company entered into its second joint venture with 4 of the Company's current institutional shareholders, together committing a total of $90 million for the purposes of acquiring approximately $300 million in real estate. As of March 31, 2002, this JV was actively seeking to acquire real estate, but due to the recent formation, had not yet acquired any properties.

(3) Included in discontinued operations is the activity related to a 17 property portfolio that was held for sale as of March 31, 2002 (which was sold in April 2002) as well as the activity from five properties sold subsequent to March 31, 2001.

                                                                          [LOGO]

                    QUARTERLY SUPPLEMENTAL DISCLOSURE
                              MARCH 31, 2002


         Statements of Operations - Including Joint Venture Activity (1)
                               Activity by Segment
                                 (in thousands)

                                                                   ------------------------------------------------------
                                                                                    Current Quarter

                                                                                        3 months
                                                                                      ended March 31,
                                                                                          2002
                                                                                                  Discontinued
                                                                   Retail  Multi-Family Corporate Operations(3)    Total
                                                                   ------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                                     $ 11,037    $ 1,631    $    --    $  2,389    $ 15,057
Percentage rents                                                       364         --         --         221         585
Expense reimbursements                                               2,900         --         --         467       3,367
Other property income                                                  126        110         --          21         257
                                                                  --------    -------    -------    --------    --------
                                                                    14,427      1,741         --       3,098      19,266
                                                                  --------    -------    -------    --------    --------

PROPERTY EXPENSES
Property operating                                                   2,175        697         --         588       3,460
Real estate taxes                                                    2,118         77         --         412       2,607
                                                                  --------    -------    -------    --------    --------
                                                                     4,293        774         --       1,000       6,067
                                                                  --------    -------    -------    --------    --------

NET OPERATING INCOME - PROPERTIES                                   10,134        967         --       2,098      13,199


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                           --         --       (875)         --        (875)
General and administrative                                              --         --     (1,450)         --      (1,450)
Lease termination income                                             3,800         --         --          --       3,800
Interest income                                                          7         --        368          66         441
Management income                                                       --         --        331          --         331
Other property management fees                                         (19)       (21)        --          --         (40)
Straight-line rent (net of write-offs)                                 262         --         --           3         265
Other income                                                            --         --         82          --          82
                                                                  --------    -------    -------    --------    --------

EBIDTA                                                              14,184        946     (1,544)      2,167      15,753

Depreciation and amortization                                       (3,530)      (290)       (89)       (850)     (4,759)
Interest expense                                                    (2,785)      (406)        --        (941)     (4,132)
Impairment of real estate                                               --         --         --          --          --
Gain on sale of properties                                              --         --         --       1,375       1,375
                                                                  --------    -------    -------    --------    --------

Income before extraordinary item, minority interest and
  cumulative effect of a change in accounting principal              7,869        250     (1,633)      1,751       8,237

Extraordinary item - Loss on early extinguishment of debt               --         --         --          --          --
Minority interest                                                   (1,227)       (36)       233        (741)     (1,771)
Cumulative effect of a change in accounting principal (FAS 133)         --         --         --          --          --
                                                                  --------    -------    -------    --------    --------

NET INCOME                                                        $  6,642    $   214    $(1,400)   $  1,010    $  6,466
                                                                  ========    =======    =======    ========    ========




                                                                                    Historic Quarter

                                                                                        3 months
                                                                                      ended March 31,
                                                                                          2002
                                                                                                  Discontinued
                                                                   Retail  Multi-Family Corporate Operations(3)    Total
                                                                   ------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                                     $ 11,116    $ 1,593    $    --    $  5,109    $ 17,818
Percentage rents                                                       479         --         --         317         796
Expense reimbursements                                               3,500         --         --         645       4,145
Other property income                                                   85        116         --          40         241
                                                                  --------    -------    -------    --------    --------
                                                                    15,180      1,709         --       6,111      23,000
                                                                  --------    -------    -------    --------    --------
PROPERTY EXPENSES
Property operating                                                   3,180        695         --       1,503       5,378
Real estate taxes                                                    2,251         85         --         616       2,952
                                                                  --------    -------    -------    --------    --------
                                                                     5,431        780         --       2,119       8,330
                                                                  --------    -------    -------    --------    --------

NET OPERATING INCOME - PROPERTIES                                    9,749        929         --       3,992      14,670

OTHER INCOME (EXPENSE)
Property management and leasing - Home office                           --         --       (905)         --        (905)
General and administrative                                              --         --     (1,189)         --      (1,189)
Lease termination income                                                --         --         --          --          --
Interest income                                                         22         --        111          37         170
Management income                                                       --         --        106          --         106
Other property management fees                                         (19)       (21)        --          --         (40)
Straight-line rent (net of write-offs)                                 227         --         --           7         234
Other income                                                            --         --         --          --          --
                                                                  --------    -------    -------    --------    --------
EBIDTA                                                               9,979        908     (1,877)      4,036      13,046

Depreciation and amortization                                       (3,330)      (266)       (88)     (1,444)     (5,128)
Interest expense                                                    (3,509)      (522)        --      (1,575)     (5,606)
Impairment of real estate                                               --         --         --          --          --
Gain on sale of properties                                              --         --         --          --          --
                                                                  --------    -------    -------    --------    --------
Income before extraordinary item, minority interest and
  cumulative effect of a change in accounting principal              3,140        120     (1,965)      1,017       2,312

Extraordinary item - Loss on early extinguishment of debt             (140)        --                     --        (140)
Minority interest                                                     (617)        (9)       383        (198)       (440)
Cumulative effect of a change in accounting principal (FAS 133)        (73)       (76)        --          --        (149)
                                                                  --------    -------    -------    --------    --------
NET INCOME                                                        $  2,310    $    35    $(1,582)   $    819    $  1,583
                                                                  ========    =======    =======    ========    ========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's for the corresponding periods.

(2) The Company currently participates in two JV's. The first is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. During the 4th quarter of 2001, the Company entered into its second joint venture with 4 of the Company's current institutional shareholders, together committing a total of $90 million for the purposes of acquiring approximately $300 million in real estate. As of March 31, 2002, this JV was actively seeking to acquire real estate, but due to the recent formation, had not yet acquired any properties.

(3) Included in discontinued operations is the activity related to a 17 property portfolio that was held for sale as of March 31, 2002 (which was sold in April 2002) as well as the activity from fice properties sold subsequent to March 31, 2001.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

           Net Operating Income (NOI) - Same Property Performance (1)
                                 (in thousands)

                                                                 Current Quarter   Historical Quarter

                                                                  Quarter ended      Quarter ended
                                                                    March 31,          March 31,
                                                                      2002               2001
                                                                      ----               ----
NOI - Wholy owned properties                                        $ 12,586            $ 14,023
NOI - Unconsolidated partnerships                                        613                 647
                                                                    --------            --------
                             Total NOI                                13,199              14,670

NOI - Properties Acquired                                                 --                  --
NOI - Redevelopment Properties                                          (755)               (602)
NOI - Properties Sold                                                     (8)             (1,899)
                                                                    --------            --------
                                                                      12,436              12,169            2.2%

Property held for sale as of March 31, 2002 (2)                       (2,090)             (2,093)
                                                                    --------            --------
                                                                    $ 10,346            $ 10,076
                                                                    ========            ========

        Growth in Same Property NOI - Continuing Operations              2.7%

(1) The above amounts includes the activity related to the Company's equity in the earnings of unconsolidated subsidiaries.

(2) As of March 31, 2002, the Company had seventeen shopping centers under contract for sale, which were subject to a cross-collateralized and securitized loan. The sale was completed in April 2002.

                                                                          [LOGO]

                    QUARTERLY SUPPLEMENTAL DISCLOSURE
                             MARCH 31, 2002


                      Funds from Operations (FFO) (1)
                             (in thousands)


                                                                                   --------------
                                                                                   Current Quarter                  Historic

                                                                                   3 months ended                3 months ended
                                                                                   March 31, 2002                March 31, 2001
                                                                                   --------------                --------------
Net Income (Loss)                                                                    $  6,466                       $1,583

Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                                         4,339                        4,689
     Unconsolidated subsidiaries                                                          157                          157
Income attributable to Operating Partnership units (2)                                  1,116                          379
Gain on sale of properties (3)                                                           (802)                          --
Extraordinary item - Loss on early extinguishment of debt                                  --                          140
Cumulative effect of a change in accounting principal (FAS 133)                            --                          149
                                                                                     --------                       ------

Funds from Operations (4)                                                            $ 11,276                       $7,097
                                                                                     ========                       ======
Funds from Operations per share (4)                                                  $   0.37       (5)             $ 0.20
                                                                                     ========                       ======
                                                                                   --------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Does not include distributions paid to Preferred O.P. unitholders.

(3)  Net of minority interest related to land sale.

(4)  Assumes full conversion of O.P. Units into Common Shares.

(5) FFO for the quarter ended March 31, 2002 includes $3,800 ($0.13 per share) of lease termination income received during the quarter.

                                                                          [LOGO]

           QUARTERLY SUPPLEMENTAL DISCLOSURE
                    MARCH 31, 2002


              Consolidated Balance Sheets
                    (in thousands)
                                                      -------------
                                                         March 31,  December 31,
                                                            2002      2001 (1)
                                                         ---------    ---------
ASSETS

Real estate
  Land                                                   $  57,927    $  57,677
  Buildings and improvements                               367,128      363,149
                                                         ---------    ---------
                                                           425,055      420,826
Less: accumulated depreciation                             (81,981)     (78,864)
                                                         ---------    ---------
  Net real estate                                          343,074      341,962

Cash and cash equivalents                                   39,262       33,173
Cash in escrow                                               3,240        2,699
Investments in unconsolidated partnerships                   5,135        5,169
Rents receivable, net                                        5,839        5,905
Note Receivable                                              3,563       34,757
Prepaid expenses                                             2,041        1,683
Deferred charges, net                                       11,964       11,936
Other assets                                                 1,972        1,859
Assets of discontinued operations                           47,755       54,796
                                                         ---------    ---------
                                                         $ 463,845    $ 493,939
                                                         =========    =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                   $ 218,966    $ 218,968

Accounts payable and accrued expenses                        4,286        5,024
Dividends and distributions payable                          3,745        4,119
Due to related parties                                          98          107
Other liabilities                                            3,735        3,863
Liabilities of discontinued operations                      43,351       43,944
                                                         ---------    ---------
  Total liabilities                                        274,181      276,025
                                                         ---------    ---------
Minority interest in Operating Partnership                  27,146       37,387
Minority interests in majority owned partnerships            1,996        1,429
                                                         ---------    ---------
  Total minority interests                                  29,142       38,816
                                                         ---------    ---------
Shareholders' equity:
Common shares                                                   25           29
Additional paid-in capital                                 166,834      189,378
Accumulated other comprehensive income                        (489)      (1,206)
Deficit                                                     (5,848)      (9,103)
                                                         ---------    ---------
  Total shareholders' equity                               160,522      179,098
                                                         ---------    ---------
                                                         $ 463,845    $ 493,939
                                                         =========    =========
                                                      -------------


(1) Amounts as of December 31, 2001 have been reclassified to reflect net assets of discontinued operations following of the implementation of FAS 144 effective Janaury 1, 2002.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                            Selected Operating Ratios


                                                                               3 Months Ended March 31,

                                                                              -------------
                                                                                   2002        2001
                                                                                 --------    --------
                  Coverage Ratios (1)

               Interest Coverage Ratio
EBIDTA (2)                                                                       $ 11,953    $ 13,046
Divided by Interest expense                                                         4,132       5,606
                                                                                 --------    --------
                                                                                     2.89 x      2.33 x

             Fixed Charge Coverage Ratio
EBIDTA (2)                                                                       $ 11,953    $ 13,046
Divided by (Interest expense                                                        4,132       5,606
                 + Preferred Dividends 3 )                                             50          50
                                                                                 --------    --------
                                                                                     2.86 x      2.31 x

             Debt Service Coverage Ratio
EBIDTA (2)                                                                       $ 11,953    $ 13,046
Divided by (Interest expense                                                        4,132       5,606
                 + Principal Amortization)                                          1,168         875
                                                                                 --------    --------
                                                                                     2.26 x      2.01 x

                    Payout Ratios

         FFO Payout Ratio - Basic and Diluted
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.12 and $0.13 per Share/O.P. Unit
  for 1st quarter 2002 and 2001, respectively                                    $  3,695    $  4,178
FFO (2)                                                                             7,476       7,097
                                                                                 --------    --------
                                                                                       49%         59%

                   Overhead Ratios

               G&A/Real Estate Revenues
General and Administrative expense                                               $  1,450    $  1,189
Real Estate Revenues                                                               19,266      23,000
                                                                                 --------    --------
                                                                                        8%          5%

                   Leverage Ratios

Debt/Total Market Capitalization (4, 5)
Debt                                                                             $218,966    $271,387
Total Market Capitalization                                                       418,720     492,939
                                                                                 --------    --------
                                                                                       52%         55%
                                                                              -------------

Notes:

(1) Quarterly results for 2002 and 2001 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's investment in unconsolidated partnerships.

(2) EBIDTA and FFO for the year quarter ended March 31, 2002 has been adjusted for non-recurring income of $3,800 representing lease termination income received during the quarter. Gross property revenues already exclude these amounts. The adjustments are as follows:

                                                        EBIDTA             FFO
Inclusive of lease termination revenue                 $ 15,753        $ 11,276
Less lease termination income                            (3,800)         (3,800)
                                                       --------        --------
As adjusted and used above                             $ 11,953        $  7,476

(3)  Represents preferred distributions on Preferred Operating partnership
     Units.

(4) As of March 31, 2002, the Company had seventeen shopping centers under contract for sale, which were subject to a cross-collateralized, $42,638,672 securitized loan. The sale was completed and the debt was assigned to the buyer in April 2002. Total Market Capitalization as it appears above, as well as elsewhere in this supplement, has been adjusted to reflect this transaction as of March 31, 2002.

(5) Including the Company's pro-rata share of joint venture debt, the Debt to Total Market Capitalization increases to 54% and 57% as of March 31, 2002 and 2001, respectively.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2002
                     Debt Analysis - Wholly Owned Properties

                                                                                                    Principal
                                                                                                    Balance at   Interest
Property                                         Lender                                    Notes  March 31, 2002   Rate
--------------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT

Pittston Plaza                                   Anchor National Life Insurance Co.              $    3,650,478     7.93%
Mad River                                        Mellon Mortgage Company                              7,268,600     9.60%
Gateway Mall                                     Fleet Bank, N.A.                            (1)      6,181,799     9.88%
Manahawkin K-Mart                                Northern Life Insurance Co. and
                                                   Reliastar Life Insurance Co. of New York           4,301,491     7.70%
Crescent Plaza                                   Metropolitan Life Insurance Co.                      8,735,505     8.13%
East End Centre                                  Metropolitan Life Insurance Co.                     15,998,734     8.13%
GHT Apartments                                   Bank of America, N.A.                               10,990,733     7.55%
Colony Apartments                                Bank of America, N.A.                                5,495,367     7.55%
                                                                                                     ----------     ----
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                                     (2)     62,622,707     8.28%
                                                                                                     ==========     ====

VARIABLE-RATE DEBT

Smithtown Shopping Center                        Fleet Bank, N.A.                                     9,078,849    L + 178
Merrillville Plaza                               Sun America Life Insurance Co.                      13,429,354    L + 205
Village Apartments                               Sun America Life Insurance Co.                       9,617,722    L + 205
Marketplace of Absecon                           Fleet Bank, N.A.                            (3)             --    L + 150
Soundview Marketplace                            Fleet Bank, N.A.                                     8,823,313    L + 175
Greenridge Plaza                                 Metropolitan Life Insurance Co.                      6,100,000    L + 200
Luzerne Street Plaza                             Metropolitan Life Insurance Co.                      1,600,000    L + 200
Valmont Plaza                                    Metropolitan Life Insurance Co.                      3,100,000    L + 200
239 Greenwich Avenue                             First Union National Bank                           13,481,290    L + 145
Berlin Shopping Center                           Dime Savings Bank                                    4,903,134    L + 175
Bradford Towne Center                            Dime Savings Bank                                    8,580,485    L + 175
Ledgewood Mall                                   Dime Savings Bank                                   31,134,901    L + 175
New Louden Center                                Dime Savings Bank                                    7,354,701    L + 175
Route 6 Plaza                                    Dime Savings Bank                                    5,883,761    L + 175
Abington Towne Center                            Fleet Bank, N.A.                            (4)                   L + 175
Branch Shopping Center                           Fleet Bank, N.A.                            (4)     12,320,306    L + 175
Methuen Shopping Center                          Fleet Bank, N.A.                            (4)                   L + 175
Walnut Hill Plaza                                Dime Savings Bank                           (5)      1,991,892    L + 185
Bloomfield Town Square                           Dime Savings Bank                           (5)     13,943,245    L + 185
Town Line                                        Fleet Bank, N.A.                                     5,000,000    L + 175
                                                                                                 --------------    -------
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT (6)                                                     156,342,953    L + 180
                                                                                                 --------------    -------
TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                                $  218,965,660
                                                                                                 ==============


                                                  Rate as of                              Maturity
Property                                        March 31, 2002                              Date
-----------------------------------------------------------------------------------------------------
FIXED-RATE DEBT

Pittston Plaza                                                                             1/1/04
Mad River                                                                                  5/23/05
Gateway Mall                                                                               9/1/07
Manahawkin K-Mart
                                                                                           12/1/08
Crescent Plaza                                                                             11/1/10
East End Centre                                                                            11/1/10
GHT Apartments                                                                             1/1/11
Colony Apartments                                                                          1/1/11
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT

VARIABLE-RATE DEBT

Smithtown Shopping Center                             3.66%                                5/31/02
Merrillville Plaza                                    3.91%                                8/1/02
Village Apartments                                    3.93%                                10/1/02
Marketplace of Absecon                                  --                                 3/1/03
Soundview Marketplace                                 3.62%                                8/1/03
Greenridge Plaza                                      3.88%                                11/1/03
Luzerne Street Plaza                                  3.88%                                11/1/03
Valmont Plaza                                         3.88%                                11/1/03
239 Greenwich Avenue                                  3.32%                                1/1/05
Berlin Shopping Center                                3.63%                                4/1/05
Bradford Towne Center                                 3.63%                                4/1/05
Ledgewood Mall                                        3.63%                                4/1/05
New Louden Center                                     3.63%                                4/1/05
Route 6 Plaza                                         3.63%                                4/1/05
Abington Towne Center                                 3.62%                                1/1/07
Branch Shopping Center                                3.62%                                1/1/07
Methuen Shopping Center                               3.62%                                1/1/07
Walnut Hill Plaza                                     3.73%                                1/1/07
Bloomfield Town Square                                3.73%                                1/1/07
Town Line                                             3.65%                                3/15/07
                                                      ----
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT (6)       3.67%
                                                      ----
TOTAL/WEIGHTED AVERAGE - ALL DEBT                     4.99%
                                                      ====

Notes:

(1) Subsequent to March 31, 2002, the Company refinanced this debt at an initial rate of LIBOR plus 300 basis points, decreasing to 175 basis points upon completion of construction at this redevelopment property.

(2) As of March 31, 2002 the Company had $42,438,254 of securitized, fixed-rate debt associated with a 17-property portfolio which was sold by the Company in April 0f 2002.

     This debt is included in net assets of discontinued operations as opposed to mortgage debt on the March 31, 2002 balance sheet. Similarly, it is not included in the fixed-rate debt above.

(3) This is a revolving facility for up to $7,400,000 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%).

     All outstanding amounts were repaid during the second quarter 2001 leaving $7,400,000 available under this facility.

(4) There is an additional $7,650,000 currently available under this facility which the Company is required to fully draw down prior to July 1, 2002. An additional $3,000,000 (net of a $150,000 holdback) is available through December 31, 2002 based upon additional lease-up at the collateral properties .

(5) There is an additional $10,000,000 (less certain holdbacks totalling $600,000) currently available under this facility which the Company is required to fully draw down prior to December 31, 2002.

(6) The Company has hedged $50,000,000 of it's variable-rate debt with two variable to fixed-rate swap agreements with Fleet Bank, N.A. Including the effect from these swaps, weighted-average interest rate on the Company's fixed-rate debt and total debt portfolio is 7.84% and 6.25%, respectively. Details of the swap agreements are as follows:

Notional principal  All-in Rate   Maturity Date
------------------  -----------   -------------
  $30,000,000         6.55%        04/01/2005
   20,000,000         6.28%        10/01/2006
  -----------         ----
  $50,000,000         6.44%
  ===========         ====

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2002
                   Debt Analysis - Unconsolidated Partnerships

                                                                                             Total
                                                                     Acadia Realty         Principal
                                                                         Trust             Balance at       Interest      Maturity
FIXED-RATE DEBT (1)          Joint Venture Partner                     Ownership         March 31, 2002       Rate          Date
-------------------          ---------------------                     ---------         --------------       ----          ----
Crossroads Shopping Center   Heyman-Greenburgh Associates LLC             49.0%           $ 33,998,452        7.15%       10/01/2007
                             RMC Development Company LLC


Summary - Wholly-Owned Properties and Unconsolidated Partnerships

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      % of
                                                                                       Weighted     % of          Wholly-Owned
                                                             % of      Outstanding       Avg.    Wholly-Owned  and Unconsolidated
                                                             Total       Balance       Int. Rate    Only          Combined Basis
                                                             -----       -------       ---------    ----          --------------
Wholly-Owned Properties
Fixed-Rate Debt (2)                                           48%      $112,622,707      7.46%       51%               55%
Variable-Rate Debt (2)                                        45%       106,342,953      3.67%       49%               45%
                                                             ---       ------------      ----       ---               ---
Wholly-Owned Properties - Total Debt                          93%       218,965,660      5.62%      100%              100%
                                                             ---       ------------      ----       ===               ===
Unconsolidated Partnerships
Fixed-Rate Debt                                                7%        16,659,241      7.15%
Variable-Rate Debt                                             0%                --      0.00%
                                                             ---       ------------      ----
Unconsolidated Partnerships - Total Debt                       7%        16,659,241      7.15%
                                                             ---       ------------      ----
          Total Debt                                         100%      $235,624,901      5.73%
                                                             ===       ============      ====
---------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) Acadia Realty Trust's 49% ownership represents $16,659,241, of which $5,000,000 is fixed at 7.53% and the remaining balance is fixed at 6.99% through interest rate swap transactions.

(2) Fixed-rate debt includes $50 million of notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

                                                                          [LOGO]

          QUARTERLY SUPPLEMENTAL DISCLOSURE
                    MARCH 31, 2002

              Future Debt Maturities (1)
              --------------------------
                    (in thousands)                                 Weighted Average Interest Rate of Maturing Debt
                                                            -----------------------------------------------------------
            Scheduled
   Year    Amortization   Maturities      Total             Total Debt        Fixed-Rate Debt        Variable-Rate Debt
   ----    ------------   ----------      -----             ----------        ---------------        ------------------
   2002     $  2,973       $ 38,009     $  40,982                 4.82%             9.88%                   3.84%
   2003        3,723         19,070        22,793                 3.76%              n/a                    3.76%
   2004        3,451          3,454         6,905                 7.93%             7.93%                    n/a
   2005        2,387         73,931        76,318                 4.11%             9.60%                   3.57%
   2006        2,085              -         2,085                  n/a               n/a                     n/a
Thereafter     4,705         65,178        69,883                 5.95%             7.89%                   3.67%
            --------       --------     ---------
            $ 19,324      $ 199,642     $ 218,966
            ========      =========     =========


Capitalized interest related to the Company's development projects is as follows: (in thousands)

                   1st Quarter 2002                $ 211
                   2nd Quarter 2002                   --
                   3rd Quarter 2002                   --
                   4th Quarter 2002                   --
                                                   -----
                                                   $ 211
                                                   =====


(1)  Does not include debt from unconsolidated partnerships

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002


                             Unencumbered Properties


     Center                                 Location                   GLA
     ------                                 --------                   ---

Blackman Plaza                            Wilkes-Barre, PA            121,206

Elmwood Park Shopping Center (1)          Elmwood, NJ                 106,671

Hobson West Plaza                         Naperville, IL               99,950

Manahawkin Shopping Center (2)            Manahawkin, NJ               62,827

Mark Plaza                                Edwardsville, PA            214,021

Pacesetter Park Shopping Center           Ramapo, New York             95,559

Plaza 422                                 Lebanon, PA                 154,791
                                                                      -------

Total GLA of Unencumbered Properties                                  855,025
                                                                      =======


(1) This property is currently under redevelopment and will total approximately 135,000 square feet when completed.

(2)  Excludes the Kmart portion of the shopping center which is encumbered.

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                      Portfolio by Region and Property Type
                                  (Square Feet)

                                                                         Properties      Total
                                                    Strip     Enclosed     Under         Retail
          Region                                    Mall        Mall   Redevelopment(2) Properties Residential    Total  % by Region
          ------                                    ----        ----   ---------------- ---------- -----------    -----  -----------
Wholly-Owned Properties

New England                                         870,055         --       15,271      885,326           --      885,326     12.8%

New York Region                                   1,209,095    515,073      106,929    1,831,097           --    1,831,097     26.4%

Mid-Atlantic                                      1,982,621         --           --    1,982,621      578,606    2,561,227     37.0%

Southeast                                                --         --           --           --           --           --

Mid-west                                            712,998         --           --      712,998      628,891    1,341,889     19.4%
                                                  ---------    -------      -------    ---------    ---------    ---------    -----
   Total Wholly-Owned Properties                  4,774,769    515,073      122,200    5,412,042    1,207,497    6,619,539     95.5%

Unconsolidated Partnerships -

New York Region (1)                                 310,952         --           --      310,952           --      310,952      4.5%
                                                  ---------    -------      -------    ---------    ---------    ---------    -----
                                                  5,085,721    515,073      122,200    5,722,994    1,207,497    6,930,491    100.0%
                                                  =========    =======      =======    =========    =========    =========    =====

       % by Property Type                              73.4%       7.4%         1.8%        82.6%        17.4%       100.0%


(1)  This center is 49% owned by unconsolidated partnerships.

(2) The Company currently has 2 redevelopment projects as further described in this supplement.

(3) As of March 31, 2002, the Company had 17 retail properties under contract for sale. During April 2002, the sale of these properties was completed. As such they are not included in this schedule.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

Retail Properties by Region - Summary (1)


                                                                Gross Leasable Area                     Occupancy
                                                       ------------------------------------------------------------------
                                                        Anchors (2)      Shops        Total      Anchors   Shops    Total
                                                       ------------------------------------------------------------------
              Wholly-Owned Retail Properties
                   Operating Properties
Mid-Atlantic                                             1,419,060       563,561     1,982,621    90.29%   75.53%   86.09%
Midwest                                                    305,549       407,449       712,998   100.00%   83.98%   90.85%
New England                                                569,773       300,282       870,055   100.00%   91.78%   97.16%
New York Region                                          1,107,357       616,811     1,724,168    95.73%   76.20%   88.75%
                                                       ------------------------------------------------------------------
            Total Operating Retail Properties (2)        3,401,739     1,888,103     5,289,842    94.56%   80.16%   89.42%
                                                       ------------------------------------------------------------------
                Redevelopment Properties (3)                26,750        95,450       122,200    43.93%   71.43%   65.41%
                                                       ------------------------------------------------------------------
      Grand Total - Wholly-Owned Retail Properties (2)   3,428,489     1,983,553     5,412,042    94.16%   79.74%   88.88%
                                                       ------------------------------------------------------------------

             Unconsolidated Retail Properties
New York Region (4)                                        191,269       119,683       310,952    92.21%   94.60%   93.13%
                                                       ------------------------------------------------------------------
Total Unconsolidated Retail Properties                     191,269       119,683       310,952    92.21%   94.60%   93.13%
                                                       ==================================================================
                                                       ------------------------------------------------------------------
                                                                                                Annualized Base Rent
                                                                 Annualized Base Rent         per Occupied Square Foot
                                                       ------------------------------------------------------------------
                                                         Anchors        Shops         Total     Anchors   Shops    Totals
                                                       ------------------------------------------------------------------
Mid-Atlantic                                           $ 5,469,891   $ 3,608,399   $ 9,078,290   $ 4.87   $ 8.48   $ 5.86
Midwest                                                  2,304,833     4,521,551     6,826,384     7.54    13.21    10.54
New England                                              4,159,738     2,398,840     6,558,578     8.80     8.70     8.77
New York Region                                          9,154,531     7,325,298    16,479,829     8.64    15.58    10.77
                                                       ------------------------------------------------------------------
            Total Operating Retail Properties (2)       21,088,993    17,854,088    38,943,081     7.12    11.80     8.70
                                                       ------------------------------------------------------------------
                Redevelopment Properties (3)                79,665     1,400,004     1,479,669     6.78    20.53    18.51
                                                       ------------------------------------------------------------------
      Grand Total - Wholly-Owned Retail Properties (2)  21,168,658    19,254,092    40,422,750     7.12    12.17     8.87
                                                       ------------------------------------------------------------------

             Unconsolidated Retail Properties
New York Region (4)                                      1,609,927     3,398,264     5,008,191     9.13    30.01    17.29
                                                       ------------------------------------------------------------------
Total Unconsolidated Retail Properties                 $ 1,609,927   $ 3,398,264   $ 5,008,191   $ 9.36   $30.01   $17.29
                                                       ==================================================================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(1) As of March 31, 2002, the Company had 17 retail properties under contract for sale. During April 2002, the sale of these properties was completed. As such they are not included in this schedule.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.

(3) The Company currently has 2 redevelopment projects as further described in this supplement.

(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

                                                                          [LOGO]

                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                           MARCH 31, 2002

Retail Properties by Region - Detail (1)
                                                   Gross Leasable Area                    Occupancy
                                              ---------------------------------------------------------------
                                               Anchors     Shops       Total    Anchors     Shops     Total
                                              ---------------------------------------------------------------
Retail Properties - Wholly Owned

          Mid-Atlantic
Pennsylvania
ABINGTON TOWNE CENTER (2)                        184,616    31,610     216,226   100.00%    83.64%    97.61%
BLACKMAN PLAZA                                   104,956    16,250     121,206   100.00%    43.08%    92.37%
BRADFORD TOWNE CENTRE                            146,499   110,220     256,719   100.00%    71.69%    87.85%
EAST END CENTER                                  176,200   132,227     308,427   100.00%    69.77%    87.04%
GREENRIDGE PLAZA                                 145,420    52,882     198,302   100.00%    72.52%    92.67%
LUZERNE STREET SHOPPING CENTER (3)                54,618     3,097      57,715   100.00%     0.00%    94.63%
MARK PLAZA                                       157,595    56,426     214,021   100.00%    87.59%    96.73%
PITTSTON PLAZA                                    67,568    12,000      79,568   100.00%   100.00%   100.00%
PLAZA 422                                        124,113    30,678     154,791   100.00%    32.60%    86.64%
ROUTE 6 MALL                                     119,658    55,824     175,482   100.00%    97.31%    99.14%
VALMONT PLAZA                                    137,817    62,347     200,164     0.00%    91.18%    28.40%
                                              ---------------------------------------------------------------
Total : Pennsylvania                           1,419,060   563,561   1,982,621    90.29%    75.53%    86.09%
                                              ---------------------------------------------------------------
          Total : Mid-Atlantic                 1,419,060   563,561   1,982,621    90.29%    75.53%    86.09%
                                              ===============================================================
                                              ---------------------------------------------------------------
                                                                                   Annualized Base Rent
                                                       Annualized Base Rent       per Occupied Square Foot
                                              ---------------------------------------------------------------
                                                Anchors       Shops       Total    Anchors   Shops    Total
                                              ---------------------------------------------------------------
Retail Properties - Wholly Owned

          Mid-Atlantic
Pennsylvania
ABINGTON TOWNE CENTER (2)                        256,500     495,120     751,620     9.50    18.73    14.07
BLACKMAN PLAZA                                   204,664      56,840     261,504     1.95     8.12     2.34
BRADFORD TOWNE CENTRE                            887,469     515,652   1,403,121     6.06     6.53     6.22
EAST END CENTER                                1,117,500     890,606   2,008,106     6.34     9.65     7.48
GREENRIDGE PLAZA                                 659,405     360,224   1,019,629     4.53     9.39     5.55
LUZERNE STREET SHOPPING CENTER (3)               272,150          --     272,150     4.98       --     4.98
MARK PLAZA                                       625,776     367,482     993,258     3.97     7.44     4.80
PITTSTON PLAZA                                   496,446     120,625     617,071     7.35    10.05     7.76
PLAZA 422                                        262,030      63,450     325,480     2.11     6.34     2.43
ROUTE 6 MALL                                     687,951     364,057   1,052,008     5.75     6.70     6.05
VALMONT PLAZA                                         --     374,343     374,343       --     6.58     6.58
                                              ---------------------------------------------------------------
Total : Pennsylvania                           5,469,891   3,608,399   9,078,290     4.87     8.48     5.86
                                              ---------------------------------------------------------------
          Total : Mid-Atlantic                 5,469,891   3,608,399   9,078,290     4.87     8.48     5.86
                                              ===============================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(1) As of March 31, 2002, the Company had 17 retail properties under contract for sale. During April 2002, the sale of these properties was completed. As such they are not included in this schedule.

(2) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.

(3) The Price Chopper supermarket which leases 40,618 square feet is not operating in the space, but remains obligated under the lease and continues to pay rent.

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

Retail Properties by Region - Detail (1)

                                      Gross Leasable Area                             Occupancy
                               ----------------------------------------------------------------------------
                               Anchors         Shops         Total       Anchors        Shops        Total
                               ----------------------------------------------------------------------------
Retail Properties - Wholly Owned

            Midwest
Illinois
HOBSON WEST PLAZA               42,037         57,913         99,950      100.00%       94.62%       96.88%
                               ----------------------------------------------------------------------------
Total : Illinois                42,037         57,913         99,950      100.00%       94.62%       96.88%
                               ----------------------------------------------------------------------------
Indiana
MERRILLVILLE PLAZA             101,357        134,250        235,607      100.00%       96.30%       97.89%
                               ----------------------------------------------------------------------------
Total : Indiana                101,357        134,250        235,607      100.00%       96.30%       97.89%
                               ----------------------------------------------------------------------------
Michigan
BLOOMFIELD TOWN SQUARE         103,970        119,268        223,238      100.00%       65.91%       81.79%
                               ----------------------------------------------------------------------------
Total : Michigan               103,970        119,268        223,238      100.00%       65.91%       81.79%
                               ----------------------------------------------------------------------------
Ohio
MAD RIVER STATION (2)           58,185         96,018        154,203      100.00%       82.80%       89.29%
                               ----------------------------------------------------------------------------
Total :Ohio                     58,185         96,018        154,203      100.00%       82.80%       89.29%
                               ----------------------------------------------------------------------------
     Total: Midwest            305,549        407,449        712,998      100.00%       83.98%       90.85%
                               ============================================================================

     New England

Connecticut
TOWN LINE PLAZA (3)            161,965         44,271        206,236      100.00%      100.00%      100.00%
239 GREENWICH AVENUE (4)        16,834             --         16,834      100.00%          --       100.00%
                               ----------------------------------------------------------------------------
Total : Connecticut            178,799         44,271        223,070      100.00%      100.00%      100.00%
                               ----------------------------------------------------------------------------

Massachusetts
METHUEN SHOPPING CENTER        120,004         10,234        130,238      100.00%      100.00%      100.00%
CRESCENT PLAZA (5)             157,878         61,230        219,108      100.00%       97.55%       99.32%
                               ----------------------------------------------------------------------------
Total : Massachusetts          277,882         71,464        349,346      100.00%       97.90%       99.57%
                               ----------------------------------------------------------------------------

Rhode Island
WALNUT HILL PLAZA              113,092        184,547        297,639      100.00%       87.43%       92.21%
                               ----------------------------------------------------------------------------
Total : Rhode Island           113,092        184,547        297,639      100.00%       87.43%       92.21%
                               ----------------------------------------------------------------------------

     Total: New England        569,773        300,282        870,055      100.00%       91.78%       97.16%
                               ============================================================================

                                                                              Annualized Base Rent
                                        Annualized Base Rent                 per Occupied Square Foot
                           -------------------------------------------------------------------------------
                               Anchors         Shops         Total       Anchors        Shops        Total
                           -------------------------------------------------------------------------------
Retail Properties - Wholly Owned

     Midwest

Illinois
HOBSON WEST PLAZA              170,000        960,934      1,130,934        4.04        17.54        11.68
                           -------------------------------------------------------------------------------
Total : Illinois               170,000        960,934      1,130,934        4.04        17.54        11.68
                           -------------------------------------------------------------------------------
Indiana
MERRILLVILLE PLAZA             835,417      1,546,154      2,381,571        8.24        11.96        10.33
                           -------------------------------------------------------------------------------
Total : Indiana                835,417      1,546,154      2,381,571        8.24        11.96        10.33
                           -------------------------------------------------------------------------------
Michigan
BLOOMFIELD TOWN SQUARE         767,849        940,760      1,708,609        7.39        11.97         9.36
                           -------------------------------------------------------------------------------
Total : Michigan               767,849        940,760      1,708,609        7.39        11.97         9.36
                           -------------------------------------------------------------------------------
Ohio
MAD RIVER STATION (2)          531,567      1,073,703      1,605,270        9.14        13.51        11.66
                           -------------------------------------------------------------------------------
Total :Ohio                    531,567      1,073,703      1,605,270        9.14        13.51        11.66
                           -------------------------------------------------------------------------------
     Total: Midwest          2,304,833      4,521,551      6,826,384        7.54        13.21        10.54
                           ===============================================================================

     New England

Connecticut
TOWN LINE PLAZA (3)            730,000        599,639      1,329,639       11.29        13.54        12.21
239 GREENWICH AVENUE (4)     1,125,165             --      1,125,165       66.84           --        66.84
                           -------------------------------------------------------------------------------
Total : Connecticut          1,855,165        599,639      2,454,804       22.76        13.54        19.52
                           -------------------------------------------------------------------------------
Massachusetts
METHUEN SHOPPING CENTER        736,464         92,308        828,772        6.14         9.02         6.36
CRESCENT PLAZA (5)             812,385        448,500      1,260,885        5.15         7.51         5.79
                           -------------------------------------------------------------------------------
Total : Massachusetts        1,548,849        540,808      2,089,657        5.57         7.73         6.01
                           -------------------------------------------------------------------------------
Rhode Island
WALNUT HILL PLAZA              755,724      1,258,393      2,014,117        6.68         7.80         7.34
                           -------------------------------------------------------------------------------
Total : Rhode Island           755,724      1,258,393      2,014,117        6.68         7.80         7.34
                           -------------------------------------------------------------------------------
     Total: New England      4,159,738      2,398,840      6,558,578        8.80         8.70         8.77
                           ===============================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(2)  The GLA for this property includes 27,702 square feet of office space.

(3) Anchor GLA includes a 97,300 square foot Wal*Mart store which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.

(4) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.

(5) Home Depot, which has leased 104,640 square feet at this center, assumed this space from Bradlees during 2001 following Bradlees' bankruptcy and liquidation. As of this date, they have not yet opened, however they are currently paying rent. As such, this space is currently reflected as occupied.

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

Retail Properties by Region - Detail (1)
                                                 Gross Leasable Area                             Occupancy
                                      --------------------------------------------------------------------------------
                                         Anchors         Shops          Total       Anchors       Shops         Total
                                      --------------------------------------------------------------------------------
Retail Properties - Wholly Owned
      New York Region
New Jersey
MARKETPLACE OF ABSECON                     58,031         46,266        104,297      100.00%       87.65%       94.52%
BERLIN SHOPPING CENTER                    127,850         59,328        187,178      100.00%       38.31%       80.45%
LEDGEWOOD MALL                            342,468        172,605        515,073       86.20%       71.00%       81.11%
MANAHAWKIN VILLAGE SHOPPING CENTER        144,053         31,175        175,228      100.00%      100.00%      100.00%
                                      --------------------------------------------------------------------------------
Total :New Jersey                         672,402        309,374        981,776       92.97%       70.14%       85.78%
                                      --------------------------------------------------------------------------------
New York
SOUNDVIEW MARKETPLACE                      66,800        114,322        181,122      100.00%       82.94%       89.23%
VILLAGE COMMONS SHOPPING CENTER            25,192         61,963         87,155      100.00%       97.50%       98.22%
BRANCH SHOPPING PLAZA                      63,000         62,640        125,640      100.00%       75.00%       87.54%
NEW LOUDON CENTER                         227,911         25,200        253,111      100.00%      100.00%      100.00%
PACESETTER PARK SHOPPING CENTER            52,052         43,312         95,364      100.00%       59.13%       81.44%
                                      --------------------------------------------------------------------------------
Total :New York                           434,955        307,437        742,392      100.00%       82.30%       92.67%
                                      --------------------------------------------------------------------------------

       Total: New York Region           1,107,357        616,811      1,724,168       95.73%       76.20%       88.75%
                                      --------------------------------------------------------------------------------

                                      --------------------------------------------------------------------------------
Total: Retail Properties (before
  redevelopment properties)             3,401,739      1,888,103      5,289,842       94.56%       80.16%       89.42%
                                      --------------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------------
                                                                                             Annualized Base Rent
                                                    Annualized Base Rent                  per Occupied Square Foot
                                      -----------------------------------------------------------------------------------
                                         Anchors            Shops            Total        Anchors      Shops      Total
                                      -----------------------------------------------------------------------------------
Retail Properties - Wholly Owned
      New York Region
New Jersey
MARKETPLACE OF ABSECON                      927,574          584,702        1,512,276       15.98       14.42       15.34
BERLIN SHOPPING CENTER                      619,400          174,336          793,736        4.84        7.67        5.27
LEDGEWOOD MALL                            2,443,306        1,547,142        3,990,448        8.28       12.62        9.55
MANAHAWKIN VILLAGE SHOPPING CENTER        1,238,493          380,562        1,619,055        8.60       12.21        9.24
                                      -----------------------------------------------------------------------------------
Total :New Jersey                         5,228,773        2,686,742        7,915,515        8.36       12.38        9.40
                                      -----------------------------------------------------------------------------------
New York
SOUNDVIEW MARKETPLACE                     1,010,250        1,405,317        2,415,567       15.12       14.82       14.95
VILLAGE COMMONS SHOPPING CENTER             416,119        1,485,635        1,901,754       16.52       24.59       22.22
BRANCH SHOPPING PLAZA                       837,240          865,161        1,702,401       13.29       18.42       15.48
NEW LOUDON CENTER                         1,348,003          418,050        1,766,053        5.91       16.59        6.98
PACESETTER PARK SHOPPING CENTER             314,146          464,393          778,539        6.04       18.13       10.02
                                      -----------------------------------------------------------------------------------
Total :New York                           3,925,758        4,638,556        8,564,314        9.03       18.33       12.45
                                      ===================================================================================
       Total: New York Region             9,154,531        7,325,298       16,479,829        8.64       15.58       10.77
                                      ===================================================================================
Total: Retail Properties (before
  redevelopment properties)             $21,088,993      $17,854,088      $38,943,081      $ 7.12      $11.80      $ 8.70
                                      ===================================================================================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

Retail Properties by Region - Detail (1)
                                                           Gross Leasable Area                             Occupancy
                                              ------------------------------------------------------------------------------------
                                                   Anchors          Shops          Total         Anchors      Shops         Total
                                              ------------------------------------------------------------------------------------
     Redevelopment Properties (2)

THE GATEWAY SHOPPING CENTER (Vermont) (3)                  --         15,271         15,271        0.00%       72.20%       72.20%
ELMWOOD PARK SHOPPING CENTER (New Jersey)              26,750         80,179        106,929       43.93%       71.28%       64.44%
                                              ------------------------------------------------------------------------------------
Total: Redevelopment Properties                        26,750         95,450        122,200       43.93%       71.43%       65.41%
                                              ------------------------------------------------------------------------------------

     Total: All Wholly-Owned Retail Properties      3,428,489      1,983,553      5,412,042       94.16%       79.74%       88.88%



New York
CROSSROADS JOINT VENTURE (4)                          138,933         57,116        196,049      100.00%       88.69%       96.70%
CROSSROADS II (4)                                      52,336         62,567        114,903       71.52%      100.00%       87.03%
                                              ------------------------------------------------------------------------------------
Total : New York                                      191,269        119,683        310,952       92.21%       94.60%       93.13%
                                              ------------------------------------------------------------------------------------
Total: New York Region                                191,269        119,683        310,952       92.21%       94.60%       93.13%
                                              ------------------------------------------------------------------------------------
Total: Unconsolidated Retail Properties               191,269        119,683        310,952       92.21%       94.60%       93.13%
                                              ====================================================================================

     Unconsolidated Retail Properties
                                                                                                       Annualized Base Rent
          New York Region                                    Annualized Base Rent                    per Occupied Square Foot
                                              ------------------------------------------------------------------------------------
                                                 Anchors            Shops            Total        Anchors      Shops       Total
                                              ------------------------------------------------------------------------------------
THE GATEWAY SHOPPING CENTER (Vermont) (3)                --          193,286          193,286          --       17.53       17.53
ELMWOOD PARK SHOPPING CENTER (New Jersey)            79,665        1,206,718        1,286,383        6.78       21.11       18.67
                                              ------------------------------------------------------------------------------------
Total: Redevelopment Properties                 $    79,665      $ 1,400,004      $ 1,479,669      $ 6.78      $20.53      $18.51
                                              ------------------------------------------------------------------------------------


     Total: All Wholly-Owned Retail Properties  $21,168,658      $19,254,092      $40,422,750      $ 7.12      $12.17      $ 8.87



New York
CROSSROADS JOINT VENTURE (4)                    $ 1,070,250      $ 1,504,919      $ 2,575,169      $ 7.70      $29.71      $13.58
CROSSROADS II (4)                                   539,677        1,893,345        2,433,022       14.42       30.26       24.33
                                              ------------------------------------------------------------------------------------
Total : New York                                  1,609,927        3,398,264        5,008,191        9.13       30.01       17.29
                                              ------------------------------------------------------------------------------------
Total: New York Region                            1,609,927        3,398,264        5,008,191        9.13       30.01       17.29
                                              ------------------------------------------------------------------------------------
Total: Unconsolidated Retail Properties         $ 1,609,927      $ 3,398,264      $ 5,008,191      $ 9.13      $30.01      $17.29
                                              ====================================================================================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(2) The Company currently has 2 redevelopment projects as further described in this supplement.

(3) The Company has executed a lease agreement with Shaw's Supermarkets, Inc. for a new 72,000 square foot store to be constructed. This is not reflected in the above amounts

(4) The Company has a 49% interest in these partnerships which, together, own the Crossroads Shopping Center.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

           Top 25 Retail Tenants - Ranked by Annualized Base Rent (1)
                     (excludes Unconsolidated Partnerships)

                                                                                                         Percentage of Total
                                                                                                    Represented by Retail Tenant
                                       Number of
                         Retail        Stores in           Total         Annualized Base            Total           Annualized Base
    Ranking              Tenant      Core Portfolio         GLA              Rent (2)          Portfolio GLA (3)         Rent (3)
    -------              ------      --------------         ---              --------          -----------------         --------
 1        Kmart                              6             632,655        $  2,713,739               11.7%                6.7%
 2        T.J. Maxx                          8             238,061           1,802,571                4.4%                4.5%
 3        Wal*Mart                           2             210,114           1,515,409                3.9%                3.7%
 4        Price Chopper (4)                  3             168,068           1,295,727                3.1%                3.2%
 5        Shaw's (5)                         3             102,617           1,141,084                1.9%                2.8%
 6        Eckerd Drug (6)                    9             102,234           1,128,424                1.9%                2.8%
 7        Ames (7)                           4             326,301           1,080,122                6.0%                2.7%
 8        Acme (Albertson's)                 2              76,864             918,664                1.4%                2.3%
 9        Pathmark (8)                       1              63,000             837,240                1.2%                2.1%
10        Redner's Supermarket               2             111,739             837,112                2.1%                2.1%
11        Restoration Hardware               1              12,293             830,000                0.2%                2.1%
12        A&P (Waldbaum's)                   1              64,665             730,000                1.2%                1.8%
13        Fashion Bug (9)                    8              89,794             641,571                1.7%                1.6%
14        Macy's                             1              73,349             610,745                1.4%                1.5%
15        Clearview Cinemas (10)             1              25,400             596,250                0.5%                1.5%
16        Kay Bee Toys                       5              41,025             559,050                0.8%                1.4%
17        JC Penney                          2              72,580             546,747                1.3%                1.4%
18        Payless Shoe Source               11              38,467             514,795                0.7%                1.3%
19        Blockbuster Video                  4              21,930             459,469                0.4%                1.1%
20        Circuit City                       1              33,294             449,469                0.6%                1.1%
21        King Kullen                        1              41,400             414,000                0.8%                1.0%
22        Penn Traffic Co. (P&C Foods)       1              51,658             413,264                1.0%                1.0%
23        Ahold (Giant Food Stores) (11)     2             102,873             411,435                1.9%                1.0%
24        Hoyt's                             1              31,619             395,238                0.6%                1.0%
25        CVS                                3              28,600             392,234                0.5%                1.0%
                                            --           ---------        ------------               ----                ----

                            Total           83           2,760,600        $ 21,234,359               51.0%               52.5%
                                            ==           =========        ============               ====                ====


(1) As of March 31, 2002, the Company had 17 retail properties under contract for sale. During April 2002, the sale of these properties was completed and, as such, they are not included in this schedule.

(2) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after March 31, 2002

(3) Represents total GLA and annualized base rent for the Company's core retail properties excluding joint venture properties

(4) The tenant is currently not operating the store at the Luzerne Street Shopping Center. They are obligated, and continue, to pay annual minimum rent of $177,650 until the lease expires in April 30, 2004

(5) As of March 31, 2002, Shaw's has signed an agreement to expand their premise at the Gateway Shopping Center in connection with the redevelopment of the entire center. Their former space of 31,600 square feet has been demolished however they continue to pay an annual rental of $126,400 until the new supermarket totalling 72,000 square feet with an annual rent of $1,296,000 is completed.

(6) Subsidiary of JC Penney. The stores at the Route 6 Plaza and Berlin Shopping Center have ceased operating but continue to pay annual rent of $106,560 and $29,129, respectively, through January 31, 2011 and November 30, 2002, respectively, pursuant to the leases

(7) The tenant is currently operating under Chapter 11 Bankruptcy and, as of March 31, 2002, had rejected the lease at the Valmont Shopping Center (rents and GLA for this lease are not included above). Ames has neither affirmed nor rejected its leases at the remaining locations.

(8) The Company has also signed a lease with Pathmark (not reflected above as the tenant has not yet taken occupancy) for 48,770 square feet at the Elmwood Shopping Center in connection with the redevelopment of the center.

(9) This tenant pays percentage rent only (no minimum rent) at 4 of these locations. Included in the above rent is $367,368 of percentage rent paid for calendar 2001

(10) Subsidiary of Cablevision

(11) Giant has sub-leased their space at one location and remains liable under the lease which expires in September 2004.

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                             Anchor Tenant Summary (1)

------------------------------------------------------------------------------------------------------------------------------------
               Property/Tenant Name        Square             Lease                  Annual      Annual
                 (Type of Center)          Footage          Expiration                Rent       Rent PSF    Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

New England

 Connecticut
     TOWN LINE PLAZA, ROCKY HILL
           WAL-MART (2)                       97,300         -                      $      --     $    -- REA AGREEEMENT
           A&P SUPERFRESH                     64,665        03/08/2017                730,000       11.29 (7) 5 YEAR (6 MONTHS)
                                           ----------                  -----------------------------------
           Total: TOWN LINE PLAZA            161,965                                  730,000       11.29
                                           ----------                  -----------------------------------

     239 GREENWICH AVE., GREENWICH
           CHICO'S FASHION                     4,541        01/31/2010              $ 295,165     $ 65.00 (2) 5 YEARS
           RESTORATION HARDWARE INC.          12,293        04/30/2015                830,000       67.52 (2) 5 YEARS (6 MONTHS)
                                           ----------                  -----------------------------------
           Total: 239 GREENWICH AVE.          16,834                                1,125,165       66.84
                                           ----------                  -----------------------------------

 Massachusetts
     METHUEN SHOPPING CENTER, METHUEN
           DEMOULAS SUPER MARKETS             30,460        01/31/2005                109,656        3.60 (2) 5 YEAR
           WAL-MART                           89,544        10/23/2011                626,808        7.00 (8) 5 YEAR (6 MONTHS)
                                           ----------                  -----------------------------------
           Total: METHUEN SHOPPING CENTER    120,004                                  736,464        6.14
                                           ----------                  -----------------------------------

     CRESCENT PLAZA, BROCKTON
           HOME DEPOT (3)                    107,653        10/31/2008                295,425        2.74 (1) 8 YR & (2) 5 YEAR
           SHAWS SUPERMARKETS                 50,225        12/31/2012                516,960       10.29 (6) 5 YEAR (6 MONTHS)
                                           ----------                  -----------------------------------
           Total: CRESCENT PLAZA             157,878                                  812,385        5.15
                                           ----------                  -----------------------------------

 Rhode Island
     WALNUT HILL PLAZA, WOONSOCKET
           SEARS                              60,700        08/31/2003                258,000        4.25 (6) 5 YEAR (12 MONTHS)
           SHAWS SUPERMARKETS                 52,392        12/31/2013                497,724        9.50 (6) 5 YEAR (9 MONTHS)
                                           ----------                  -----------------------------------
           Total: WALNUT HILL PLAZA          113,092                                  755,724        6.68
                                           ----------                  -----------------------------------

Total : New England                          569,773                                4,159,738        8.80
                                           ==========                  ===================================

(1) As of March 31, 2002, the Company had 17 retail properties under contract for sale. During April 2002, the sale of these properties was completed and, as such, they are not included in this schedule.

(2) This space is contiguous to the Company's property and is not owned by the Company.

(3) Home Depot aquired this lease from the former Bradlees. Although they have not yet opened, they are currently paying rent pursuant to the lease.

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                             Anchor Tenant Summary (1)

------------------------------------------------------------------------------------------------------------------------------------
               Property/Tenant Name        Square             Lease                  Annual      Annual
                 (Type of Center)          Footage          Expiration                Rent       Rent PSF    Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
New York Region

  New Jersey
      ELMWOOD PARK SHOPPING CENTER, ELMWOOD PARK (2)
            VALLEY NATIONAL BANK                         11,750        05/31/2005     79,665        6.78 (1) 10 YEAR (10 MONTHS)
                                                      ----------                  -----------------------
            Total: ELMWOOD PARK SHOPPING CENTER          11,750                       79,665        6.78
                                                      ----------                  -----------------------

      MARKETPLACE OF ABSECON, ABSECON
            ECKERD DRUG                                  13,207        09/20/2020    329,310       24.93 (4) 5 YEAR (6 MONTHS)
            ACME MARKETS                                 44,824        04/30/2015    598,264       13.35 (8) 5 YEAR (12 MONTHS)
                                                      ----------                  -----------------------
            Total: MARKETPLACE OF ABSECON                58,031                      927,574       15.98
                                                      ----------                  -----------------------

      BERLIN SHOPPING CENTER, BERLIN
            ACME MARKETS                                 32,040        04/30/2005    320,400       10.00 (2) 5 YEAR (6 MONTHS)
            KMART                                        95,810        11/30/2004    299,000        3.12 (4) 5 YEAR (6 MONTHS)
                                                      ----------                  -----------------------
            Total: BERLIN SHOPPING CENTER               127,850                      619,400        4.84
                                                      ----------                  -----------------------

      LEDGEWOOD MALL, LEDGEWOOD (Enclosed Mall)
            CIRCUIT CITY                                 33,294        01/31/2020    449,469       13.50 (4) 5 YEAR (6 MONTHS)
            MARSHALL'S                                   27,228        01/31/2007    326,736       12.00 (4) 5 YEAR (6 MONTHS)
            THE SPORTS AUTHORITY                         52,205        05/31/2007    225,000        4.31 (6) 5 YEAR (15 MONTHS)
            MACY'S DEPARTMENT STORE (3)                  61,900        01/31/2005    553,500        8.94 (4) 5 YEAR (6 MONTHS)
            WAL*MART                                    120,570        03/31/2019    888,601        7.37 (6) 5 YEAR (6 MONTHS)
                                                      ----------                  -----------------------
            Total: LEDGEWOOD MALL                       295,197                    2,443,306        8.28
                                                      ----------                  -----------------------
      MANAHAWKIN VILLAGE, MANAHAWKIN
            KMART                                       112,434        01/31/2019    843,255        7.50 (8) 5 YEAR (12 MONTHS)
            HOYTS                                        31,619        11/30/2018    395,238       12.50 (4) 5 YEAR (6 MONTHS)
                                                      ----------                  -----------------------
            Total: MANAHAWKIN VILLAGE SHOPPING CENTER   144,053                    1,238,493        8.60
                                                      ----------                  -----------------------
  New York
      SOUNDVIEW MARKETPLACE, PORT WASHINGTON
            KING KULLEN                                  41,400        09/26/2007    414,000       10.00 (3) 5 YEAR (11 MONTHS)
            CLEARVIEW CINEMA                             25,400        05/31/2010    596,250       23.47 (4) 5 YEAR (12 MONTHS)
                                                      ----------                  -----------------------
            Total: SOUNDVIEW MARKETPLACE                 66,800                    1,010,250       15.12
                                                      ----------                  -----------------------

      SMITHTOWN SHOPPING CENTER, SMITHTOWN
            DAFFY'S                                      16,125        05/30/2008    262,031       16.25 (4) 5 YEAR (12 MONTHS)
            WALGREENS                                     9,067        12/31/2021    154,088       16.99  -
                                                      ----------                  -----------------------
            Total: SMITHTOWN SHOPPING CENTER             25,192                      416,119       16.52
                                                      ----------                  -----------------------

      THE BRANCH SHOPPING CENTER, SMITHTOWN
            PATHMARK                                     63,000        11/30/2013    837,240       13.29 (1) 10 YEAR & (1) 5 YEAR
                                                      ----------                  -----------------------
            Total: RD BRANCH ASSOCIATES L.P.             63,000                      837,240       13.29
                                                      ----------                  -----------------------

      NEW LOUDON CENTER, LATHAM
            AMES                                         76,641        02/28/2020    268,244        3.50 (3) 5 YEAR (12 MONTHS)
            CLUB PRO                                     47,805        04/30/2006    215,123        4.50 (1) 5 YEAR (12 MONTHS)
            MARSHALLS                                    26,015        01/31/2004    104,060        4.00 (1) 5 YEAR (12 MONTHS)
            PRICE CHOPPER                                77,450        05/31/2015    760,577        9.82 (4) 5 YEAR (12 MONTHS)
                                                      ----------                  -----------------------
            Total: NEW LOUDEN CENTER                    227,911                    1,348,004        5.91
                                                      ----------                  -----------------------

      PACESETTER PARK SHOPPING CENTER, POMONA
            STOP & SHOP (Ahold subsidiary)               52,052        08/31/2020    314,146        6.04 (2) 10 YEAR
                                                      ----------                  -----------------------
            Total: PACESETTER PARK SHOPPING CENTER       52,052                      314,146        6.04
                                                      ----------                  -----------------------
Total: New York Region                                1,071,836                    9,234,197        8.62
                                                      ----------                  -----------------------

(1) As of March 31, 2002, the Company had 17 retail properties under contract for sale. During April 2002, the sale of these properties was completed and, as such, they are not included in this schedule.

(2) This is a redevelopment property. The Company has signed a lease with Pathmark (not reflected above as the tenant has not yet taken occupancy) for 48,770 square feet at this center.

(3) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                             Anchor Tenant Summary (1)

------------------------------------------------------------------------------------------------------------------------------------
               Property/Tenant Name        Square             Lease                  Annual      Annual
                 (Type of Center)          Footage          Expiration                Rent       Rent PSF    Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned

Mid-Atlantic
 Pennsylvania
     ABINGTON TOWNE CENTER, ABINGTON 2
           T.J. MAXX                                      27,000        11/30/2010     256,500        9.50 (2) 5 YEAR (6 MONTHS)
           TARGET 2                                      157,616           -                --          -- CONDOMINIUM AGREEMENT
                                                       ----------                  ------------------------
           Total: ABINGTON TOWNE CENTER                  184,616                       256,500        9.50
                                                       ----------                  ------------------------

     BLACKMAN PLAZA, WILKES-BARRE
           KMART                                         104,956        10/31/2004     204,664        1.95 (9) 5 YEAR (12 MONTHS)
                                                       ----------                  ------------------------
           Total: BLACKMAN PLAZA                         104,956                       204,664        1.95
                                                       ----------                  ------------------------

     BRADFORD TOWNE CENTRE, TOWANDA
           KMART                                          94,841        03/31/2019     474,205        5.00 (10) 5 YEAR (6 MONTHS)
           PENN TRAFFIC                                   51,658        09/30/2014     413,264        8.00 (2) 5 YEAR (6 MONTHS)
                                                       ----------                  ------------------------
           Total: BRADFORD TOWNE CENTRE                  146,499                       887,469        6.06
                                                       ----------                  ------------------------

     EAST END CENTER, WILKES-BARRE
           AMES                                           83,000        01/31/2007     436,000        5.25 (6) 5 YEAR (6 MONTHS)
           PHAR-MOR                                       43,200        03/31/2003     324,000        7.50 (3) 5 YEAR (6 MONTHS)
           PRICE CHOPPER                                  50,000        04/30/2008     357,500        7.15 (4) 5 YEAR (6 MONTHS)
                                                       ----------                  ------------------------
           Total: EAST END CENTER                        176,200                     1,117,500        6.34
                                                       ----------                  ------------------------
     GREENRIDGE PLAZA, SCRANTON
           GIANT FOOD STORES                              62,090        04/30/2021     279,405        4.50 (6) 5 YEAR (AUTO)
           AMES                                           83,330        01/31/2007     380,000        4.56 (6) 5 YEAR (6 MONTHS)
                                                       ----------                  ------------------------
           Total: GREENRIDGE PLAZA                       145,420                       659,405        4.53
                                                       ----------                  ------------------------

     LUZERNE STREET SHOPPING CENTER. SCRANTON
           ECKERD DRUGS                                   14,000        04/30/2004      94,500        6.75 (3) 5 YEAR (6 MONTHS)
           PRICE CHOPPER 3                                40,618        04/30/2004     177,650        4.37 (4) 5 YEAR (12 MONTHS)
                                                       ----------                  ------------------------
           Total: LUZERNE STREET SHOPPING CENTER          54,618                       272,150        4.98
                                                       ----------                  ------------------------

     MARK PLAZA, EDWARDSVILLE
           KMART                                         104,956        10/31/2004     204,664        1.95 (10) 5 YEAR (12 MONTHS)
           REDNER'S MARKET                                52,639        05/31/2018     421,112        8.00 (2) 5 YEAR (6 MONTHS)
                                                       ----------                  ------------------------
           Total: MARK PLAZA                             157,595                       625,776        3.97
                                                       ----------                  ------------------------

     PITTSTON PLAZA, PITTSTON
           ECKERD DRUGS                                    8,468        06/30/2006      80,446        9.50 (2) 5 YEAR (6 MONTHS)
           REDNER'S MARKETS                               59,100        12/31/2018     416,000        7.04 (2) 5 YEAR
                                                       ----------                  ------------------------
           Total: PITTSTON PLAZA                          67,568                       496,446        7.35
                                                       ----------                  ------------------------

     PLAZA 422, LEBANON
           PLAYTIME INC, (Sub-leased from
             Giant Food Stores)                           40,783        09/23/2004     132,030        3.24 (5) 5 YEAR
           AMES                                           83,330        10/31/2006     130,000        1.56 (3) 5 YEAR (6 MONTHS)
                                                       ----------                  ------------------------
           Total: PLAZA 422                              124,113                       262,030        2.11
                                                       ----------                  ------------------------

     ROUTE 6 MALL, HONESDALE
           KMART                                         119,658        04/30/2020     687,951        5.75 (10) 5 YEAR (AUTOMATIC)
                                                       ----------                  ------------------------
           Total: ROUTE 6 MALL                           119,658                       687,951        5.75
                                                       ----------                  ------------------------

     VALMONT PLAZA, WEST HAZELTON                              -                 -           -           -

 Total : Mid-Atlantic                                  1,281,243                     5,469,891        4.87
                                                       --------------              -------------------------

(1) As of March 31, 2002, the Company had 17 retail properties under contract for sale. During April 2002, the sale of these properties was completed and, as such, they are not included in this schedule.

(2) Target owns the portion of the main building (157,616 square feet) that their store is located in.

(3) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                             Anchor Tenant Summary (1)

------------------------------------------------------------------------------------------------------------------------------------
               Property/Tenant Name        Square             Lease                  Annual      Annual
                 (Type of Center)          Footage          Expiration                Rent       Rent PSF    Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

Midwest

 Illinois
     HOBSON WEST PLAZA, NAPERVILLE
           EAGLE FOOD CENTERS                              42,037    11/30/2007         170,000        4.04 (5) 5 YEAR (6 MONTHS)
                                                        ----------              ----------------------------
           Total: HOBSON WEST PLAZA,                       42,037                       170,000        4.04
                                                        ----------              ----------------------------

 Indiana
     MERRILLVILLE PLAZA, MERILLVILLE
           JC PENNEY                                       50,000    01/31/2008         450,000        9.00 (2) 5 YEAR (12 MONTHS)
           OFFICEMAX                                       26,157    07/31/2008         202,717        7.75 (4) 5 YEAR (6 MONTHS)
           TJ MAXX                                         25,200    01/31/2004         182,700        7.25 (2) 5 YEAR (6 MONTHS)
                                                        ----------              ----------------------------
           Total: MERRILLVILLE PLAZA                      101,357                       835,417        8.24
                                                        ----------              ----------------------------

 Michigan
     BLOOMFIELD TOWN SQUARE, BLOOMFIELD HILLS
           HOME GOODS                                      39,646    05/31/2010         307,257        7.75 (3) 5 YEAR
           MARSHALLS                                       28,324    09/30/2011         226,592        8.00 (3) 5 YEAR (6 MONTHS)
           TJ MAXX                                         36,000    03/31/2003         234,000        6.50 (2) 5 YEAR (6 MONTHS)
                                                        ----------              ----------------------------
           Total: BLOOMFIELD TOWN SQUARE                  103,970                       767,849        7.39
                                                        ----------              ----------------------------

 Ohio
     MAD RIVER STATION - RETAIL, DAYTON
           BABIES 'R' US                                   33,147    02/28/2005         243,630        7.35 (3) 5 YEAR
           OFFICE DEPOT                                    25,038    08/31/2005         287,936       11.50 (1) 5 YEAR (6 MONTH)
                                                        ----------              ----------------------------
           Total: MAD RIVER STATION - RETAIL SPACE         58,185                       531,566        9.14
                                                        ----------              ----------------------------
 Total: Midwest                                           305,549                     2,304,832        7.54
                                                        ----------              ----------------------------

Total: Retail Anchor Properties - Wholly Owned          3,228,401                  $ 21,168,658      $ 7.12
                                                        ==========              ============================


Unconsolidated Retail Properties

New York Region

 New York
     CROSSROADS SHOPPING CENTER,WHITEPLAINS
           K-MART                                       100,725    01/31/2012     $   566,250    $   5.62 (5) 5 YEAR (9 MONTHS)
           WALDBAUMS                                     38,208    12/31/2007         504,000       13.19 (5) 5 YEAR (9 MONTHS)
           B. DALTON                                     12,430    05/28/2012         321,813       25.89 (2) 5 YEAR (18 MONTHS)
           MODELL'S                                      25,000    02/28/2009         193,750        7.75 (2) 5 YEAR (12 MONTHS)
                                                       ---------              ----------------------------
           Total: CROSSROADS SHOPPING CENTER            176,363                     1,585,813        8.99
                                                       ---------              ----------------------------

 Total  : New York Region                               176,363                     1,585,813        8.99
                                                       ---------              ----------------------------

Total: Unconsolidated Retail Properties                 176,363                   $ 1,585,813      $ 8.99
                                                       =========              ============================


(1) As of March 31, 2002, the Company had 17 retail properties under contract for sale. During April 2002, the sale of these properties was completed and, as such, they are not included in this schedule.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                              Lease Expirations (1)


                                 ---------------------------------------------------------------------------------------------------
                                                        Gross Leased Area                         Annualized Base Rent
                                                        -----------------                         --------------------
                                     Number of                        Percent                               Percent       Average
                                      Leases         Square             of                                    of            per
                                     Expiring        Footage           Total                Amount           Total        Sq. Ft.
                                 ---------------------------------------------------------------------------------------------------

Retail Properties
   Anchor Tenant Expirations
                   2003                   3         139,900         4.70%                 816,000         3.85%          5.83
                   2004                   8         452,338        15.21%               1,399,268         6.61%          3.09
                   2005                   6         194,335         6.54%               1,594,788         7.53%          8.21
                   2006                   3         139,603         4.69%                 425,569         2.01%          3.05
                   2007                   6         329,200        11.07%               1,951,736         9.22%          5.93
                   2008                   5         249,935         8.41%               1,567,673         7.41%          6.27
                   2010                   4          96,587         3.25%               1,455,171         6.87%         15.07
                   2011                   2         117,868         3.96%                 853,400         4.03%          7.24
                   2012                   1          50,225         1.69%                 516,960         2.44%         10.29
                   2013                   2         115,392         3.88%               1,334,964         6.31%         11.57
                   2014                   1          51,658         1.74%                 413,264         1.95%          8.00
                   2015                   3         134,567         4.53%               2,188,841        10.34%         16.27
                   2017                   1          64,665         2.17%                 730,000         3.45%         11.29
                   2018                   3         143,358         4.82%               1,232,350         5.82%          8.60
                   2019                   3         327,845        11.03%               2,206,061        10.42%          6.73
                   2020                   5         294,852         9.92%               2,049,120         9.68%          6.95
                   2021                   2          71,157         2.39%                 433,493         2.06%          6.09

                                 -----------------------------------------------      ----------------------------------------------
            Total Occupied               58       2,973,485       100.00%             $21,168,658       100.00%        $ 7.12

            --------------------------------------------------------------------

            Anchor GLA Owned by Tenants                                 254,916
            Total Vacant                                                200,088
                                                            --------------------

            Total Square Feet                                         3,428,489
                                                            ====================

            --------------------------------------------------------------------

            (1) As of March 31, 2002, the Company had 17 retail properties under contract for sale. During April 2002, the sale of these properties was completed and, as such, they are not included in this schedule.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                              Lease Expirations (1)


                                 ---------------------------------------------------------------------------------------------------
                                                        Gross Leased Area                         Annualized Base Rent
                                                        -----------------                         --------------------
                                     Number of                        Percent                               Percent       Average
                                      Leases         Square             of                                    of            per
                                     Expiring        Footage           Total                Amount           Total        Sq. Ft.
                                 ---------------------------------------------------------------------------------------------------

Retail Properties
   Shop Tenant Expirations
            Month to Month               12          48,335         3.06%             $   514,890         2.67%       $ 10.65
                 2002                    30          79,560         5.03%                 920,360         4.78%         11.57
                 2003                    58         160,300        10.14%               2,171,618        11.28%         13.55
                 2004                    58         238,524        15.08%               2,988,770        15.52%         12.53
                 2005                    51         251,119        15.88%               2,801,840        14.55%         11.16
                 2006                    48         167,585        10.60%               2,195,256        11.40%         13.10
                 2007                    31         159,509        10.09%               2,060,801        10.70%         12.92
                 2008                    19         112,532         7.11%               1,352,965         7.03%         12.02
                 2009                    22         107,835         6.82%               1,305,812         6.78%         12.11
                 2010                    15         113,134         7.15%               1,037,332         5.39%          9.17
                 2011                    18          86,539         5.47%               1,151,915         5.98%         13.31
                 2012                     2           2,702         0.17%                  76,871         0.40%         28.45
                 2014                     2          26,472         1.67%                 167,024         0.87%          6.31
                 2015                     1           9,592         0.61%                 184,838         0.96%         19.27
                 2019                     1          14,887         0.94%                 236,800         1.23%         15.91
                 2020                     1           3,000         0.18%                  87,000         0.46%         29.00

                                 -----------------------------------------            ----------------------------------------------
            Total Occupied              369       1,581,625       100.00%             $19,254,092       100.00%       $ 12.17

            --------------------------------------------------------------------

            Total Vacant                                                401,928
                                                            --------------------

            Total Square Feet                                         1,983,553
                                                            ====================

            --------------------------------------------------------------------

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                              Lease Expirations (1)


                                 ---------------------------------------------------------------------------------------------------
                                                        Gross Leased Area                         Annualized Base Rent
                                                        -----------------                         --------------------
                                     Number of                        Percent                               Percent       Average
                                      Leases         Square             of                                    of            per
                                     Expiring        Footage           Total                Amount           Total        Sq. Ft.
                                 ---------------------------------------------------------------------------------------------------

Retail Properties
  Total Retail Expirations
            Month to Month              12              48,335         1.06%             $ 514,890         1.27%       $ 10.65
                 2002                   30              79,560         1.75%               920,360         2.28%         11.57
                 2003                   61             300,200         6.59%             2,987,618         7.39%          9.95
                 2004                   66             690,862        15.17%             4,388,038        10.86%          6.35
                 2005                   57             445,454         9.78%             4,396,628        10.88%          9.87
                 2006                   51             307,188         6.74%             2,620,825         6.48%          8.53
                 2007                   37             488,709        10.73%             4,012,537         9.93%          8.21
                 2008                   24             362,467         7.96%             2,920,638         7.23%          8.06
                 2009                   22             107,835         2.37%             1,305,812         3.23%         12.11
                 2010                   19             209,721         4.60%             2,492,503         6.17%         11.88
                 2011                   20             204,407         4.49%             2,005,315         4.96%          9.81
                 2012                    3              52,927         1.16%               593,831         1.47%         11.22
                 2013                    2             115,392         2.53%             1,334,964         3.30%         11.57
                 2014                    3              78,130         1.72%               580,288         1.44%          7.43
                 2015                    4             144,159         3.16%             2,373,679         5.87%         16.47
                 2017                    1              64,665         1.42%               730,000         1.81%         11.29
                 2018                    3             143,358         3.15%             1,232,350         3.05%          8.60
                 2019                    4             342,732         7.52%             2,442,861         6.04%          7.13
                 2020                    6             297,852         6.54%             2,136,120         5.28%          7.17
                 2021                    2              71,157         1.56%               433,493         1.05%          6.09

                                 --------------------------------------------    ---------------------------------------------------
            Total Occupied             427           4,555,110       100.00%            40,422,750       100.00%          8.87

            --------------------------------------------------------------------

            Anchor GLA Owned by Tenants                                 254,916
            Total Vacant                                                602,016
                                                            --------------------

            Total Square Feet                                         5,412,042
                                                            ====================

            --------------------------------------------------------------------

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                              Lease Expirations (1)


                                 ---------------------------------------------------------------------------------------------------
                                                        Gross Leased Area                         Annualized Base Rent
                                                        -----------------                         --------------------
                                     Number of                        Percent                               Percent       Average
                                      Leases         Square             of                                    of            per
                                     Expiring        Footage           Total                Amount           Total        Sq. Ft.
                                 ---------------------------------------------------------------------------------------------------
Unconsolidated Property
            Month to Month             2               5,377         1.86%              $ 178,073           3.56%         33.12
                 2002                  4               5,449         1.88%                181,415           3.62%         33.29
                 2003                  5              20,241         6.99%                648,884          12.96%         32.06
                 2004                  7              30,516        10.54%                836,500          16.70%         27.41
                 2005                  5              16,015         5.53%                466,123           9.31%         29.11
                 2006                  3               7,240         2.50%                218,876           4.37%         30.23
                 2007                  5              52,726        18.21%                978,044          19.53%         18.55
                 2008                  3              10,093         3.49%                267,882           5.35%         26.54
                 2009                  2              26,462         9.14%                247,844           4.95%          9.37
                 2011                  1               2,310         0.80%                 72,372           1.45%         31.33
                 2012                  2             113,155        39.06%                912,178          18.20%          8.06

                                 ------------------------------------------     ----------------------------------------------------
            Total Occupied            39             289,584       100.00%              5,008,191         100.00%         17.29

            --------------------------------------------------------------------

            Total Vacant                                                 21,368
                                                            --------------------

            Total Square Feet                                           310,952
                                                            ====================

            --------------------------------------------------------------------

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002

                      Residential (Multi-family) Properties



                                                                                                --------------

                                                                                                  % Occupied          % Occupied
                 Property                        Location           Square Feet      Units      March 31, 2002     December 31, 2001
                 --------                        --------           -----------     ------      --------------     -----------------

               Mid-Atlantic

              North Carolina
            Village Apartments                 Winston Salem            578,606       600            81%                82%

                 Mid-West

                 Missouri
Gate House, Holiday House, Tiger Village,         Columbia              628,891       874            98%                94%
           Colony Apartments (2)                                    -----------     -----            --                 --


                  Totals                                              1,207,497     1,474            91%                89%
                                                                    ===========     =====            ==                 ==
                                                                                                --------------


(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions

                                                                          [LOGO]


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2002


                         Properties Under Redevelopment


The Company's redevelopment program focuses on selecting well-located neighborhood and community shopping centers and creating significant value through retenanting and property redevelopment. The Company currently has two properties under redevelopment as follows:


Elmwood Park Shopping Center - This center, located in Elmwood Park, New Jersey, is approximately ten miles west of New York City. The redevelopment consists of reanchoring, renovating and expanding the existing 125,000 square foot shopping center by 30,000 square feet. The first phase of the redevelopment is complete. It included the relocation and expansion of a Walgreen's into a 15,000 sqaure foot state-of-the-art drugstore that includes a drive-through pharmacy. Construction is underway on the second phase, which consists of building a new 49,000 Pathmark Supermarket to replace an undersized (28,000 square feet) in-line former Grand Union supermarket. As of March 31, 2002, costs incurred on this project totaled $1.9 million (net of reimbursements). The Company expects remaining redevelopment costs of approximately $6.2 million to complete this project. In conjunction with the supermarket rent commencement, the Operating Partnership is also obligated to issue OP Units of up to $2.8 million to the original owners who contributed the property to the Company in connection with the RDC Transaction in August 1998.

Gateway Shopping Center - The redevelopment of the Gateway Shopping Center, a partially enclosed mall located in South Burlington, Vermont, includes the demolition of 90% of the property and the construction of a new anchor supermarket. Following the bankruptcy of the former anchor Grand Union, the lease was assigned to and assumed by Shaw's supermarket. During October 2001, the Company executed a new lease with Shaw's for a new 66,000 square foot store to be constructed. During the current quarter, the Company signed an agreement with Shaw's to expand the planned supermarket by an additional approximate 6,000 square feet. This replaces the 32,000 square foot store formerly occupied by Grand Union. Total costs to date for this project (including the original acquisition of the property in 1999) were $8.8 million. The Company expects remaining redevelopment costs of approximately $8.6 million to complete this project.